                                                                    EXHIBIT 10.3












                            QUANEX CORPORATION 401(k)
                                  SAVINGS PLAN
                              FOR HOURLY EMPLOYEES





                            AMENDMENT AND RESTATEMENT
                            EFFECTIVE JANUARY 1, 1998





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                     QUANEX CORPORATION 401(k) SAVINGS PLAN
                              FOR HOURLY EMPLOYEES


         THIS AGREEMENT adopted by Quanex Corporation, a Delaware corporation (the "Sponsor"),


                                   WITNESSETH:


         WHEREAS, effective October 1, 1987, Nichols-Homeshield, Inc. established the Nichols-Homeshield, Inc. Savings Plan for Davenport Hourly Employees (the "Plan");

         WHEREAS, the Sponsor assumed sponsorship of the Plan effective January 1, 1992;

         WHEREAS, effective July 1, 1999, the Decatur Aluminum Corporation Hourly Employees' 401(k) Retirement Plan and Trust was merged into the Plan;

         WHEREAS, effective January 1, 1999, the name of the Plan was changed to the "Nichols 401(k) Savings Plan for Hourly Employees";

         WHEREAS, effective July 1, 2001, the Temroc Metals, Inc. Bargaining Unit Employees 401(k) Plan was merged into the Plan;

         WHEREAS, effective January 1, 2002, the name of the Plan was changed to the "Quanex Corporation 401(k) Savings Plan for Hourly Employees";

         WHEREAS, the Plan is intended to be a profit sharing plan;

         WHEREAS, the Sponsor desires to amend and restate the Plan;

         NOW, THEREFORE, the Plan is hereby amended and restated in its entirety as set forth below.



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                                TABLE OF CONTENTS


                                                                                                           SECTION
ARTICLE I - DEFINITIONS

         Account.............................................................................................1.01
         Active Service......................................................................................1.02
         Affiliated Employer.................................................................................1.03
         Annual Compensation.................................................................................1.04
         Benefit Payment Date................................................................................1.05
         Beneficiary or Beneficiaries........................................................................1.06
         Board or Board of Directors.........................................................................1.07
         Catch-up Eligible Participant.......................................................................1.08
         Code................................................................................................1.09
         Committee...........................................................................................1.10
         Considered Compensation.............................................................................1.11
         Contribution........................................................................................1.12
         Decatur Plan........................................................................................1.13
         Direct Rollover.....................................................................................1.14
         Disability..........................................................................................1.15
         Distributee.........................................................................................1.16
         Eligible Employee...................................................................................1.17
         Eligible Retirement Plan............................................................................1.18
         Eligible Rollover Distribution......................................................................1.19
         Employee............................................................................................1.20
         Employer or Employers...............................................................................1.21
         Entry Date..........................................................................................1.22
         ERISA...............................................................................................1.23
         Five Percent Owner..................................................................................1.24
         Forfeitable Interest................................................................................1.25
         Highly Compensated Employee.........................................................................1.26
         Hour of Service.....................................................................................1.27
         Leased Employee.....................................................................................1.28
         Maternity or Paternity Absence......................................................................1.29
         Nonforfeitable Interest.............................................................................1.30
         Non-Highly Compensated Employee.....................................................................1.31
         Participant.........................................................................................1.32
         Period of Service...................................................................................1.33
         Period of Severance.................................................................................1.34
         Plan  ..............................................................................................1.35
         Plan Year...........................................................................................1.36
         Qualified Domestic Relations Order..................................................................1.37
         Regulation..........................................................................................1.38
         Required Beginning Date.............................................................................1.39
         Retirement Age......................................................................................1.40


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
         Rollover Contribution...............................................................................1.41
         Separation From Service.............................................................................1.42
         Severance From Service Date.........................................................................1.43
         Severs Service......................................................................................1.44
         Sponsor.............................................................................................1.45
         Sponsor Stock.......................................................................................1.46
         Spouse..............................................................................................1.47
         Steelworkers Collective Bargaining Agreement........................................................1.48
         Teamsters Collective Bargaining Agreement...........................................................1.49
         Trust.............................................................................................. 1.50
         Trustee.............................................................................................1.51
         UAW Collective Bargaining Agreement.................................................................1.52
         Valuation Date......................................................................................1.53

ARTICLE II - ELIGIBILITY

         Eligible Employees of Temroc Metals, Inc............................................................2.01
         Employees of the Sponsor Covered by the Teamsters
           Collective Bargaining Agreement...................................................................2.02
         Employees of Nichols Aluminum Alabama, Inc. Covered
           By the Steelworkers Collective Bargaining Agreement...............................................2.03
         Eligibility Upon Reemployment.......................................................................2.04
         Cessation of Participation..........................................................................2.05
         Recommencement of Participation.....................................................................2.06

ARTICLE III - CONTRIBUTIONS

         Salary Deferral Contributions.......................................................................3.01
         Catch-up Salary Deferral Contributions..............................................................3.02
         Supplemental Contributions..........................................................................3.03
         Gainsharing Contributions...........................................................................3.04
         Rollover Contributions and Plan-to-Plan Transfers...................................................3.05
         Restoration Contributions...........................................................................3.06
         Restorative Payments................................................................................3.07
         Nondeductible Contributions Not Required............................................................3.08
         Form of Payment of Contributions....................................................................3.09
         Deadline for Payment of Employer Contributions......................................................3.10
         Return of Contributions for Mistake,
           Disqualification or Disallowance of Deduction.....................................................3.11

ARTICLE IV - ALLOCATION AND VALUATION OF ACCOUNTS

         Information Statements from Employer................................................................4.01
         Allocation of Salary Deferral Contributions.........................................................4.02
         Allocation of Catch-up Salary Deferral Contributions................................................4.03
         Allocation of Supplemental Contributions............................................................4.04
         Allocation of Gainsharing Contributions.............................................................4.05
         Allocation of Forfeitures...........................................................................4.06
         Valuation of Accounts...............................................................................4.07


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


         No Rights Unless Otherwise Prescribed...............................................................4.08

ARTICLE V - BENEFITS

         Retirement Benefit..................................................................................5.01
         Death Benefit.......................................................................................5.02
         Form of Distribution................................................................................5.03
         Immediate Payment of Small Amount Upon Separation From Service......................................5.04
         Direct Rollover Option..............................................................................5.05
         Time of Distribution................................................................................5.06
         Consent to Distribution.............................................................................5.07
         Information Provided to Participants................................................................5.08
         Designation of Beneficiary..........................................................................5.09
         Distributions to Minors and Incapacitated Persons...................................................5.10
         Distributions Pursuant to Qualified Domestic Relations Orders.......................................5.11
         Claims Procedure....................................................................................5.12

ARTICLE VI - IN-SERVICE DISTRIBUTIONS

         In-Service Financial Hardship Distributions.........................................................6.01
         In-Service Distributions for Certain Participants Who
           Have Attained Age 59 1/2..........................................................................6.02
         Method of Payment...................................................................................6.03

ARTICLE VII - LOANS


ARTICLE VIII - VESTING


ARTICLE IX - FORFEITURES AND RESTORATIONS

         Forfeiture on Termination of Participation..........................................................9.01
         Restoration of Forfeited Amounts....................................................................9.02
         Forfeitures by Lost Participants or Beneficiaries...................................................9.03
         Transition Rule for Decatur Plan Participants.......................................................9.04

ARTICLE X - ACTIVE SERVICE

         General Rules......................................................................................10.01
         Disregard of Certain Service.......................................................................10.02
         Certain Brief Absences Counted as Active Service...................................................10.03
         Special Maternity or Paternity Absence Rules.......................................................10.04
         Employment Records Conclusive......................................................................10.05
         Service Credit Required by Law.....................................................................10.06
         Credit for Service With Alumi-Brite Corporation....................................................10.07
         Credit for Service With Fruehauf Trailer Corporation...............................................10.08
         Credit for Service With Decatur Aluminum Holdings Corp. and its Subsidiaries.......................10.09
         Credit for Service With Temroc Metals, Inc.........................................................10.10
         Special Transitional Rule..........................................................................10.11


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


ARTICLE XI - INVESTMENT ELECTIONS

         Investment Funds Established.......................................................................11.01
         Election Procedures Established....................................................................11.02

ARTICLE XII - ADOPTION OF PLAN BY OTHER EMPLOYERS

         Adoption Procedure.................................................................................12.01
         No Joint Venture Implied...........................................................................12.02
         All Trust Assets Available to Pay All Benefits.....................................................12.03
         Qualification a Condition Precedent to Adoption and Continued Participation........................12.04

ARTICLE XIII - AMENDMENT AND TERMINATION

         Right to Amend and Limitations Thereon.............................................................13.01
         Mandatory Amendments...............................................................................13.02
         Withdrawal of Employer.............................................................................13.03
         Termination of Plan................................................................................13.04
         Partial or Complete Termination or Complete Discontinuance of Contributions........................13.05

ARTICLE XIV- MISCELLANEOUS

         Plan Not an Employment Contract....................................................................14.01
         Benefits Provided Solely From Trust................................................................14.02
         Assignments Prohibited.............................................................................14.03
         Requirements Upon Merger or Consolidation of Plans.................................................14.04
         Gender of Words Used...............................................................................14.05
         Severability.......................................................................................14.06
         Reemployed Veterans................................................................................14.07
         Limitations on Legal Actions.......................................................................14.08
         Governing Law......................................................................................14.09

         APPENDIX A - LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS

         APPENDIX B - ADMINISTRATION OF THE PLAN

         APPENDIX C - FUNDING



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                                    ARTICLE I

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in the definition unless the context in which the word or phrase appears reasonably requires a broader, narrower or different meaning.

         1.01 "ACCOUNT" means all ledger accounts pertaining to a Participant or former Participant which are maintained by the Committee to reflect the Participant's or former Participant's interest in the Trust. The Committee shall establish the following Accounts and any additional Accounts that the Committee considers necessary to reflect the entire interest of the Participant or former Participant in the Trust. Each of the Accounts listed below and any additional Accounts established by the Committee shall reflect the Contributions or amounts transferred to the Trust, if any, and the appreciation or depreciation of the assets in the Trust and the income earned or loss incurred on the assets in the Trust attributable to the Contributions and/or other amounts transferred to the Account.

              (a) Salary Deferral Contribution Account - the Participant's or former Participant's before-tax contributions, if any, made pursuant to Section 3.01.

              (b) Catch-up Salary Deferral Account - the Participant's or former Participant's before-tax contributions, if any, made pursuant to Section 3.02.

              (c) Supplemental Contribution Account - the Employer's contributions, if any, made pursuant to Section 3.03.

              (d) Gainsharing Contribution Account - the Employer's contributions, if any, made pursuant to Section 3.04.

              (e) Rollover Account - funds transferred from another qualified plan or individual retirement account for the benefit of a Participant or former Participant.

         1.02 "ACTIVE SERVICE" means the Periods of Service for which an Employee is entitled to receive credit under Article X for purposes of determining his initial eligibility to participate in the Plan and for purposes of determining his Nonforfeitable Interest in amounts credited to his Account.

         1.03 "AFFILIATED EMPLOYER" means the Employer and any employer which is a member of the same controlled group of corporations within the meaning of section 414(b) of the Code or which is a trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code), which is a member of an affiliated service group (within the meaning of section 414(m) of the Code) with the Employer, or which is required to be aggregated with the Employer under section 414(o) of the Code. For purposes of the limitation on allocations contained in Appendix A, the definition of Affiliated Employer is modified by substituting the phrase "more than 50 percent" in place of the phrase "at least 80 percent" each place the latter phrase appears in section 1563(a)(1) of the Code.


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         1.04 "ANNUAL COMPENSATION" means the Employee's wages from the
Affiliated Employers as defined in section 3401(a) of the Code for purposes of federal income tax withholding at the source (but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed) modified by including elective contributions under a cafeteria plan maintained by an Affiliated Employer that are excludable from the Employee's gross income pursuant to section 125 of the Code, elective contributions under a qualified transportation fringe benefit plan maintained by an Affiliated Employer that are excludable from the Employee's gross income pursuant to section 132(f) of the Code and elective contributions made on behalf of the Employee to any plan maintained by an Affiliated Employer that is qualified under or governed by section 401(k), 408(k), or 403(b) of the Code. Except for purposes of Section A.4.1 of Appendix A of the Plan, effective for Plan Years commencing on or after January 1, 1994, but prior to January 1, 2002, Annual Compensation in excess of $150,000.00 (as adjusted by the Secretary of Treasury for increases in the cost of living) shall be disregarded. Except for purposes of Section A.4.1 of Appendix A of the Plan, effective for Plan Years commencing on or after January 1, 2002, Annual Compensation in excess of $200,000.00 (as adjusted by the Secretary of Treasury for increases in the cost of living) will be disregarded. If the Plan Year is ever less than twelve months, the $150,000.00 limitation (as adjusted by the Secretary of Treasury for increases in the cost of living) or, for Plan Years that commence on or after January 1, 2002, the $200,000.00 limitation (as adjusted by the Secretary of Treasury for increases in the cost of living) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is twelve
(12). Effective January 1, 1997, the family aggregation rules previously contained in section 401(a)(17) of the Code are disregarded.

         1.05 "BENEFIT PAYMENT DATE" means the first day of the first period for which an amount is payable in installments, or in the case of a benefit payable in the form of a lump sum, the date on which the Trustee disburses the lump sum.

         1.06 "BENEFICIARY" OR "BENEFICIARIES" means the person or persons, or the trust or trusts created for the benefit of a natural person or persons or the Participant's or former Participant's estate, designated by the Participant or former Participant to receive the benefits payable under the Plan upon his death.

         1.07 "BOARD" or "BOARD OF DIRECTORS" means the board of directors of the Sponsor.

         1.08 "CATCH-UP ELIGIBLE PARTICIPANT" means a Participant who is age 50 or who is projected to attain the age of 50 by December 31 of the applicable Plan Year.

         1.09 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         1.10 "COMMITTEE" means the committee appointed by the Sponsor to administer the Plan.

         1.11 "CONSIDERED COMPENSATION" means Annual Compensation paid to a Participant by an Affiliated Employer for a Plan Year, including regular base pay, overtime pay, holiday pay, vacation pay, special pay, retroactive pay, sick pay, short-term disability pay, shift


                                      I-2
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premiums, Improshare productivity bonuses other than bonuses paid to a
Participant who is covered by the Steelworkers Collective Bargaining Agreement, reduced by all of the following items (even if includable in gross income): all reimbursements or other expense allowances (such as the payment of moving expenses or automobile mileage reimbursements), cash and noncash fringe benefits (such as the use of an automobile owned by the Employer, club memberships, attendance and safety awards and fitness reimbursements), deferred compensation (such as Employer contributions under the Sponsor's nonqualified stock purchase plan and pay for accrued vacation upon Separation From Service) and welfare benefits (such as severance pay). In addition, bonuses paid to a Participant who is covered by the Steelworkers Collective Bargaining Agreement are not included in "Considered Compensation." An Employee's Considered Compensation paid to him during any period in which he is not eligible to participate in the Plan under
Article II shall be disregarded. Effective for Plan Years commencing on or after January 1, 1994, but prior to January 1, 2002, Considered Compensation in excess of $150,000.00 (as adjusted by the Secretary of Treasury) shall be disregarded. Effective for Plan Years commencing on or after January 1, 2002, Considered Compensation in excess of $200,000.00 (as adjusted by the Secretary of Treasury for increases in the cost of living) will be disregarded. If the Plan Year is ever less than twelve months, the $150,000.00 limitation (as adjusted by the Secretary of Treasury for increases in the cost of living) or, for Plan Years that commence on or after January 1, 2002, the $200,000.00 limitation (as adjusted by the Secretary of Treasury for increases in the cost of living) will be prorated by multiplying the limitation by a fraction, the numerator of which is the number of months in the Plan Year, and the denominator of which is twelve
(12).

         1.12 "CONTRIBUTION" means the total amount of contributions made under the terms of the Plan. Each specific type of Contribution shall be designated by the type of contribution made as follows:

              (a) Salary Deferral Contribution - a before-tax contribution made by the Employer pursuant to Section 3.01 and the Employee's salary deferral agreement.

              (b) Catch-up Salary Deferral Contribution - a contribution made by the Employer pursuant to Section 3.02 and the Participant's or former Participant's salary deferral agreement.

              (c) Supplemental Contribution - a contribution made by the Employer pursuant to Section 3.03.

              (d) Gainsharing Contribution - a contribution made by the Employer pursuant to Section 3.04.

              (e) Rollover Contribution - a contribution made by a Participant or former Participant which consists of any part of an eligible rollover distribution (as defined in section 402 of the Code) from a qualified employee trust described in section 401(a) of the Code.

         1.13 "DECATUR PLAN" means the Decatur Aluminum Corporation Hourly Employees' 401(k) Retirement Plan and Trust.


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         1.14 "DIRECT ROLLOVER" means a payment by the Plan to the Eligible
Retirement Plan specified by the Distributee.

         1.15 "DISABILITY" means a mental or physical disability which, in the opinion of a physician selected by the Committee, shall prevent the Participant or former Participant from earning a reasonable livelihood with any Affiliated Employer and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months and which: (a) was not contracted, suffered or incurred while the Participant or former Participant was engaged in, or did not result from having engaged in, a felonious criminal enterprise; (b) did not result from alcoholism or addiction to narcotics; and (c) did not result from an injury incurred while a member of the Armed Forces of the United States for which the Participant or former Participant receives a military pension.

         1.16 "DISTRIBUTEE" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relations Order, are Distributees with regard to the interest of the Spouse or former Spouse.

         1.17 "ELIGIBLE EMPLOYEE" means an Employee who is (1) compensated by the Sponsor on an hourly basis and (2) is included in a unit of employees covered by the Teamsters Collective Bargaining Agreement. Effective July 1, 1999, "Eligible Employee" also means an Employee who (1) is compensated on an hourly basis by Nichols Aluminum Alabama, Inc., a Delaware corporation, and (2) is included in a unit of employees covered by the Steelworkers Collective Bargaining Agreement. Effective July 1, 2001, "Eligible Employee" also means an Employee who (1) is compensated on an hourly basis by Temroc Metals, Inc., a Minnesota corporation, and (2) is included in a unit of employees covered by the UAW Collective Bargaining Agreement.

         1.18 "ELIGIBLE RETIREMENT PLAN" means (a) an individual retirement account described in section 408(a) of the Code, (b) an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract), (c) an annuity plan described in section 403(a) of the Code, (d) a qualified plan described in section 401(a) of the Code that is a defined contribution plan that accepts the Distributee's Eligible Rollover Distribution,
(e) effective for a distribution on or after January 1, 2002, an eligible deferred compensation plan described in section 457(b) of the Code that is maintained by an eligible employer described in section 457(e)(1)(A) of the Code but only if the plan agrees to separately account for amounts rolled into such plan, or (f) effective for a distribution on or after January 1, 2002, an annuity contract described in section 403(b) of the Code. However, in the case of an Eligible Rollover Distribution made prior to January 1, 2002, and after the death of a Participant to a Distributee who is the Participant's surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         1.19 "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary, or for a


                                      I-4
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specified period of ten years or more; (b) any distribution to the extent the distribution is required under section 401(a)(9) of the Code; (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) unless, for a distribution made on or after January 1, 2002, the Eligible Retirement Plan to which the distribution is transferred (a) agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is not includable in gross income or
(b) is an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code (other than an endowment contract); and, (d) effective for distributions after December 31, 1998, and prior to January 1, 2002, any financial hardship distribution described in section 401(k)(2) of the Code from a Participant's Salary Deferral Contribution Account and (e) effective for a distribution made after December 31, 2001, a distribution from any of the Participant's Accounts due to a financial hardship of the Participant.

         1.20 "EMPLOYEE" means, except as otherwise specified in this Section, all common law employees of an Affiliated Employer and all Leased Employees.

         1.21 "EMPLOYER" OR "EMPLOYERS" means the Sponsor, Nichols Aluminum-Alabama, Inc., a Delaware corporation (previously named Decatur Aluminum Corp.), Temroc Metals, Inc., a Minnesota corporation and any other business organization that adopts the Plan.

         1.22 "ENTRY DATE" means the first day of each calendar quarter, January 1, April 1, July 1, and October 1.

         1.23 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.24 "FIVE PERCENT OWNER" means an Employee who is a five percent owner as defined in section 416(i) of the Code.

         1.25 "FORFEITABLE INTEREST" means a Participant's or former Participant's forfeitable interest in amounts credited to his Account determined in accordance with Article VIII.

         1.26 "HIGHLY COMPENSATED EMPLOYEE" means, effective January 1, 1997, an Employee or an Affiliated Employer who, during the Plan Year or the preceding Plan Year, (a) was at any time a Five Percent Owner at any time during the Plan Year or the preceding Plan Year or (b) had Annual Compensation from the Affiliated Employers in excess of $80,000.00 (as adjusted from time to time by the Secretary of the Treasury) for the preceding Plan Year.

         1.27 "HOUR OF SERVICE" means each hour that an Employee is paid or entitled to payment by an Affiliated Employer for the performance of duties.

         1.28 "LEASED EMPLOYEE" means, effective January 1, 1997, any person who
(a) is not a common law employee of an Affiliated Employer, (b) pursuant to an agreement between an Affiliated Employer and any other person, has performed services for an Affiliated Employer (or for an Affiliated Employer and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year and (c) performs the services under primary direction and control of the recipient.


                                      I-5
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         1.29 "MATERNITY OR PATERNITY ABSENCE" means a period in which an
Employee is absent from work (a) by reason of the pregnancy of the Employee, (b) by reason of the birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (d) for purposes of caring for such child for a period immediately following such birth or placement for adoption.

         1.30 "NONFORFEITABLE INTEREST" means a Participant's nonforfeitable interest in amounts credited to his Account determined in accordance with
Article VIII.

         1.31 "NON-HIGHLY COMPENSATED EMPLOYEE" means an Employee who is not a Highly Compensated Employee.

         1.32 "PARTICIPANT" means an Employee who is eligible to participate in the Plan under the provisions of Article II.

         1.33 "PERIOD OF SERVICE" means a period of employment with an Affiliated Employer which commences on the day on which an Employee performs his initial Hour of Service or performs his initial Hour of Service after he Severs Service, whichever is applicable, and ends on the date the Employee subsequently Severs Service.

         1.34 "PERIOD OF SEVERANCE" means the period of time commencing on the Employee's Severance From Service Date and ending on the date the Employee subsequently performs an Hour of Service.

         1.35 "PLAN" means the Quanex Corporation 401(k) Savings Plan for Hourly Employees, as amended from time to time.

         1.36 "PLAN YEAR" means the calendar year.

         1.37 "QUALIFIED DOMESTIC RELATIONS ORDER" means a qualified domestic relations order as defined in section 414(p) of the Code.

         1.38 "REGULATION" means the Department of Treasury regulation specified, as it may be changed from time to time.

         1.39 "REQUIRED BEGINNING DATE" means:

              (a) effective January 1, 2001, in the case of an individual who is not a Five Percent Owner in the Plan Year that ends in the calendar year in which he attains age 70 1/2, the Required Beginning Date is April 1 of the calendar year following the later of (1) the calendar year in which the individual attains age 70 1/2, or (2) the calendar year in which the individual incurs a Separation From Service; and

              (b) in the case of an individual who is a Five Percent Owner in the Plan Year that ends in the calendar year in which he attains age 70 1/2, the Required Beginning Date is April 1 of the calendar year following the calendar year in which he attains age 70 1/2.


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         1.40 "RETIREMENT AGE" means, in the case of any Participant or former
Participant, age 65.

         1.41 "ROLLOVER CONTRIBUTION" means the amount contributed by a Participant of the Plan which consists of any part of an Eligible Rollover Distribution from a qualified employee trust described in section 401(a) of the Code other than an amount that is not includable in the Participant's gross income.

         1.42 "SEPARATION FROM SERVICE" means an individual's termination of employment with an Affiliated Employer without commencing or continuing employment with (a) any other Affiliated Employer or (b), effective for distributions prior to January 1, 2002, any other entity under circumstances where, under Regulations and Internal Revenue Service rulings, the individual is not deemed to have incurred a Separation From Service within the meaning of
Section 401(k)(2) of the Code.

         1.43 "SEVERANCE FROM SERVICE DATE" means the earlier of the date of the Employee's Separation From Service, or the first anniversary of the date on which the Employee is absent from service (with or without pay) for any reason other than his Separation From Service or a Maternity or Paternity Absence, such as vacation, holiday, sickness, or leave of absence. The Severance From Service Date of an Employee who is absent beyond the first anniversary of his first day of absence by reason of a Maternity or Paternity Absence is the second anniversary of the first day of the absence.

         1.44 "SEVERS SERVICE" means the occurrence of a Participant's or former Participant's Severance From Service Date.

         1.45 "SPONSOR" means Quanex Corporation, a Delaware corporation.

         1.46 "SPONSOR STOCK" means the common stock of the Sponsor or such other publicly-traded stock of an Affiliated Employer as meets the requirements of section 407(d)(5) of ERISA with respect to the Plan.

         1.47 "SPOUSE" means the person to whom the Participant or former Participant is married under applicable local law. In addition, to the extent provided in a Qualified Domestic Relations Order, a surviving former spouse of a Participant or former Participant will be treated as the Spouse of the Participant or former Participant, and to the same extent any current spouse of the Participant or former Participant will not be treated as a Spouse of the Participant or former Participant.

         1.48 "STEELWORKERS COLLECTIVE BARGAINING AGREEMENT" means the collective bargaining agreement between Nichols Aluminum Alabama, Inc., a Delaware corporation, and the United Steelworkers of America, Local 203A.

         1.49 "TEAMSTERS COLLECTIVE BARGAINING AGREEMENT" means the collective bargaining agreement in effect between the Sponsor and the Chauffers, Teamsters and Helpers Union, Local No. 371.

         1.50 "TRUST" means the trust estate created to fund the Plan.

         1.51 "TRUSTEE" means collectively one or more persons or corporations with trust powers which have been appointed by the initial Sponsor and have accepted the duties of Trustee and any successor appointed by the Sponsor.

         1.52 "UAW COLLECTIVE BARGAINING AGREEMENT means the collective bargaining agreement between Temroc Metals, Inc., a Minnesota corporation, and the United Steelworkers of America, Local 203A.

         1.53 "VALUATION DATE" means each business day of the Plan Year.

                                   ARTICLE II

                                   ELIGIBILITY

         2.01 EMPLOYEES OF TEMROC METALS, INC. COVERED BY THE UAW COLLECTIVE BARGAINING AGREEMENT. Each Eligible Employee who was a participant in the Temroc Metals, Inc. Bargaining Unit Employees' 401(k) Plan on June 30, 2001 shall be eligible to participate in the Plan on July 1, 2001. Each other Eligible Employee who is employed by Temroc Metals, Inc. shall be eligible to participate in the Plan on the Entry Date that coincides with or next follows the date on which the Eligible Employee completes 90 days of Active Service.

         2.02 EMPLOYEES OF THE SPONSOR COVERED BY THE TEAMSTERS COLLECTIVE BARGAINING AGREEMENT. Each Eligible Employee of the Sponsor who is included in a unit of employees covered by the Teamsters Collective Bargaining Agreement shall be eligible to participate in the Plan for purposes of making Salary Deferral Contributions (and, if applicable, Catch-up Salary Deferral Contributions) and Rollover Contributions on the Entry Date next following (not coincident with) the date on which he completes an Hour of Service. Each such Eligible Employee shall be eligible to participate in the Plan for Supplemental Contribution purposes on the Entry Date that occurs with or next follows the date on which the Eligible Employee completes one year of Active Service.

         2.03 EMPLOYEES OF NICHOLS ALUMINUM ALABAMA, INC. COVERED BY THE STEELWORKERS COLLECTIVE BARGAINING AGREEMENT. Each Eligible Employee who was a participant in the Decatur Plan for all purposes on June 30, 1999, shall be eligible to participate in the Plan on July 1, 1999 for all purposes. Each other Eligible Employee who is employed by Nichols Aluminum Alabama, Inc. and included in a unit of employees covered by the Steelworkers Collective Bargaining Agreement shall be a participant in the Plan for purposes of making Salary Deferral Contributions (and, if applicable, Catch-up Salary Deferral Contributions) and Rollover Contributions on the Entry Date next following (not coincident with) the date on which he completes an Hour of Service. Each such Eligible Employee shall be eligible to participate in the Plan for Supplemental Contribution purposes on the Entry Date that occurs with or next follows the date on which the Eligible Employee completes one year of Active Service.

         2.04 ELIGIBILITY UPON REEMPLOYMENT. If an Employee incurs a Separation From Service prior to the date he initially begins participating in the Plan, he shall be eligible to begin participation in the Plan on the later of the date he would have become a Participant if he did not incur a Separation From Service or the date on which he performs an Hour of Service after he incurs a Separation From Service. Subject to Section 2.05, once an Employee becomes a Participant, his eligibility to participate in the Plan shall continue until he Severs Service.

         2.05 CESSATION OF PARTICIPATION. An individual who has become a Participant will cease to be a Participant on the earliest of the date on which he (a) Severs Service, (b) is transferred from the employ of an Employer to the employ of an Affiliated Employer that has not adopted the Plan, (c) becomes included in a unit of employees covered by a collective bargaining agreement that does not require coverage of those employees under the Plan, (d) becomes a Leased Employee, or (e) becomes included in another classification of Employees who, under the terms of the Plan, are not eligible to participate. Under these circumstances, the Participant's

Account becomes frozen; he cannot contribute to the Plan or share in the allocation of any Contributions for the frozen period. However, his Accounts shall continue to share in any Plan income allocable to his Accounts during the frozen period of time.

         2.06 RECOMMENCEMENT OF PARTICIPATION. A former Participant will again become a Participant on the day on which he again becomes included in a classification of Employees that, under the terms of the Plan, is eligible to participate.

                                   ARTICLE III

                                  CONTRIBUTIONS

         3.01 SALARY DEFERRAL CONTRIBUTIONS. Each Plan Year each Employer shall make a Salary Deferral Contribution in an amount equal to the amount by which the Considered Compensation of its Employees who are Participants was reduced on a pre-tax basis pursuant to salary deferral agreements (excluding amounts of Considered Compensation deferred pursuant to Section 3.02 that are properly characterized as Catch-up Salary Deferral Contributions). Any such salary deferral agreement shall be an agreement in a form satisfactory to the Committee to prospectively receive Considered Compensation from the Employer in a reduced amount and to have the Employer contribute an amount equal to the amount of the reduction to the Trust on account of the Participant. Any such salary deferral agreement shall be revocable in accordance with its terms, provided that no revocation shall be retroactive or permit payment to the Participant of the amount required to be contributed to the Trust. A Participant's or former Participant's right to benefits attributable to Salary Deferral Contributions made to the Plan on his behalf shall be nonforfeitable.

         The maximum amount a Participant may elect to reduce his Considered Compensation under his salary deferral agreement and have contributed to the Plan on a pre-tax basis shall be determined by the Committee, in its sole discretion from time to time. The election to have Salary Deferral Contributions made, the ability to change the rate of Salary Deferral Contributions, the right to suspend Salary Deferral Contributions, and the manner of commencing new Salary Deferral Contributions shall be permitted under any uniform method determined by the Committee from time to time.

         3.02 CATCH-UP SALARY DEFERRAL CONTRIBUTIONS. Each Plan Year, each Employer shall make a Catch-up Salary Deferral Contribution in an amount equal to the amounts by which its Participants' Considered Compensation was reduced as a result of salary deferral agreements authorizing Catch-up Salary Deferral Contributions (to the extent that their deferrals are properly characterized as Catch-up Salary Deferral Contributions). Any such salary deferral agreement shall be an agreement in a form satisfactory to the Committee to prospectively receive Considered Compensation from the Employer in a reduced amount and to have the Employer contribute an amount equal to the amount of the reduction to the Trust on behalf of the Participant. Further, any such salary deferral agreement shall be revocable in accordance with its terms, provided that no revocation shall be retroactive or permit payment to the Participant of the amount required to be contributed to the Trust. A Participant's or former Participant's right to benefits derived from Catch-up Salary Deferral Contributions made to the Plan on his behalf shall be nonforfeitable.

         Catch-up Salary Deferral Contributions on behalf of a Participant shall be permitted to the extent that the Catch-up Salary Deferral Contributions do not exceed the lesser of (a) the "applicable dollar amount" under section 414(v) of the Code for the Plan Year (as adjusted from time to time by the Secretary of Treasury), or (b) an amount equal to the Participant's Annual Compensation for the Plan Year minus the Participant's Salary Deferral Contributions for the Plan Year.


                                     III-1

         A final determination as to whether amounts deferred under the Plan by a Participant are properly characterized as Salary Deferral Contributions or Catch-up Salary Deferral Contributions for a Plan Year shall be made as of the end of the Plan Year. To the extent that amounts deferred under the Plan on a pre-tax basis at the election of a Participant exceed the least of (a) the lowest statutory limit on Salary Deferral Contributions (including limits imposed under sections 401(a)(30) and 415 of the Code), (b) the maximum limitation on Salary Deferral Contributions, if any, imposed by the Committee pursuant to Section 3.01, or (c) the highest amount of Salary Deferral Contributions on behalf of the Participant that may be retained in the Plan under the rules of section 401(k)(8)(C) of the Code, the amounts deferred shall be characterized as Catch-up Salary Deferral Contributions. Any amounts deferred under the Plan on a pre-tax basis at the election of a Participant that are not properly characterized as Catch-up Salary Deferral Contributions pursuant to the rules of the preceding sentence shall be characterized as Salary Deferral Contributions for all purposes under the Plan.

         3.03 SUPPLEMENTAL CONTRIBUTIONS. Each Plan Year the Sponsor shall make a Supplemental Contribution for its Eligible Employees who are Participants in such amount as is required under the terms of the Teamsters Collective Bargaining Agreement. Each Plan Year Nichols Aluminum Alabama, Inc. shall make a Supplemental Contribution for its Eligible Employees who are Participants in such amount as is required under the terms of the Steelworkers Collective Bargaining Agreement.

         3.04 GAINSHARING CONTRIBUTIONS. Each Plan Year Temroc Metals, Inc. shall make a Gainsharing Contribution for its Eligible Employees who are Participants in such amount as is required under the terms of the UAW Collective Bargaining Agreement.

         3.05 ROLLOVER CONTRIBUTIONS AND PLAN-TO-PLAN TRANSFERS. The Committee may permit Rollover Contributions by Participants and/or direct transfers to or from another qualified plan on behalf of Participants from time to time. If Rollover Contributions and/or direct transfers to or from another qualified plan are permitted, the opportunity to make those contributions and/or direct transfers must be made available to Participants on a nondiscriminatory basis. For this purpose only, all Employees who are included in a classification of Employees who are eligible to participate in the Plan shall be considered to be Participants of the Plan even though they may not have met the Active Service requirements for eligibility. However, they shall not be entitled to elect to have Salary Deferral Contributions made or to share in Employer Contributions or forfeitures unless and until they have met the requirements for eligibility, contributions and allocations. A Rollover Contribution shall not be accepted unless it is directly rolled over to the Plan in a rollover described in section 401(a)(31) of the Code. A Participant shall not be permitted to make a Rollover Contribution if the property he intends to contribute is for any reason unacceptable to the Trustee. A Participant's or former Participant's right to benefits attributable to his Rollover Contributions made to the Plan shall be nonforfeitable.

         3.06 RESTORATION CONTRIBUTIONS. The Employer shall, for each Plan Year, make a restoration contribution in an amount equal to the sum of (a) such amount, if any, as shall be necessary to fully restore all Supplemental Contribution Accounts required to be restored pursuant to the provisions of
Section 9.02 after the application of all forfeitures available for such restoration; plus (b) an amount equal in value to the value of forfeited benefits required to


                                     III-2
be restored under Section 9.03, after the application of all forfeitures available for such restoration.

         3.07 RESTORATIVE PAYMENTS. If due to an oversight or inadvertent error an Employer fails to make a Contribution to the Plan on behalf of an Employee, as soon as administratively practicable following the Employee's discovery of the error, the Employer shall make a restorative payment to the Plan on behalf of the Employee in an amount equal to the amount of required Contribution the Employer should have made to the Plan on behalf of the Employee plus interest thereon (both determined in a manner that is consistent with then current guidance from the Department of Treasury concerning such restorative payments) after the application of forfeitures available for such restoration.

         3.08 NONDEDUCTIBLE CONTRIBUTIONS NOT REQUIRED. Notwithstanding any other provision of the Plan, no Employer shall be required to make any contribution that would be a "nondeductible contribution" within the meaning of section 4972 of the Code.

         3.09 FORM OF PAYMENT OF CONTRIBUTIONS. Contributions may be paid to the Trustee either in cash or in qualifying employer securities (as such term is defined in section 407(d) of ERISA) or any combination thereof, provided that payment may not be made in any form constituting a prohibited transaction under section 4975 of the Code or section 406 of ERISA.

         3.10 DEADLINE FOR PAYMENT OF CONTRIBUTIONS. Salary Deferral Contributions shall be paid to the Trustee in installments. The installment for each payroll period shall be paid as soon as administratively feasible. The Supplemental Contributions and Gainsharing Contributions for a Plan Year shall be paid to the Trustee in one or more installments, as the Employer may from time to time determine; provided, however, that such contributions may not be paid later than the time prescribed by law (including extensions thereof) for filing the Employer's income tax return for its taxable year ending with or within such Plan Year.

         3.11 RETURN OF CONTRIBUTIONS FOR MISTAKE, DISQUALIFICATION OR DISALLOWANCE OF DEDUCTION. Subject to the limitations of section 415 of the Code, the assets of the Trust shall not revert to any Employer or be used for any purpose other than the exclusive benefit of Participants, former Participants and their Beneficiaries and the reasonable expenses of administering the Plan except:

              (a) any Employer Contribution made because of a mistake of fact may be repaid to the Employer within one year after the payment of the Contribution; and

              (b) all Employer Contributions are conditioned upon their deductibility under section 404 of the Code; therefore, to the extent the deduction is disallowed, the Contributions may be repaid to the Employer within one year after the disallowance.

         The Employer has the exclusive right to determine if a Contribution or any part of it is to be repaid or is to remain as a part of the Trust except that the amount to be repaid is limited, if the Contribution is made by mistake of fact or if the deduction for the Contribution is disallowed, to the excess of the amount contributed over the amount that would have been contributed had there been no mistake or over the amount disallowed. Earnings which are attributable to any excess contribution cannot be repaid. Losses attributable to an excess contribution must reduce


                                     III-3
the amount that may be repaid. All repayments of Contributions made due to a mistake of fact or with respect to which a deduction is disallowed are limited so that the balance in a Participant's or former Participant's Account cannot be reduced to less than the balance that would have been in the Participant's or former Participant's Account had the mistaken amount or the amount disallowed never been contributed.


                                     III-4

                                   ARTICLE IV

                      ALLOCATION AND VALUATION OF ACCOUNTS

         4.01 INFORMATION STATEMENTS FROM EMPLOYER. Upon request by the Committee, the Employer shall provide the Committee with a schedule setting forth the amount of its Salary Deferral Contribution, and restoration contribution; the names of its Participants, the number of years of Active Service of each of its Participants, the amount of Considered Compensation and Annual Compensation paid to each Participant, and the amount of Considered Compensation and Annual Compensation paid to all its Participants. Such schedules shall be conclusive evidence of such facts.

         4.02 ALLOCATION OF SALARY DEFERRAL CONTRIBUTIONS. The Committee or its designee shall allocate the Salary Deferral Contribution among the Participants by allocating to each Participant the amount by which his Considered Compensation was reduced pursuant to a salary deferral agreement (as described in Section 3.01) and shall credit each such Participant's share to his Salary Deferral Contribution Account.

         4.03 ALLOCATION OF CATCH-UP SALARY DEFERRAL CONTRIBUTION. The Committee shall allocate the Catch-up Salary Deferral Contribution among the Participants by allocating to each Participant the amount by which his Considered Compensation was reduced pursuant to a salary deferral agreement under Section
3.02 and shall credit each such Participant's share to his Catch-up Salary Deferral Contribution Account.

         4.04 ALLOCATION OF SUPPLEMENTAL CONTRIBUTIONS. For each Plan Year, the Committee shall allocate the Supplemental Contribution made by an Employer among the Participants who are employed by the Employer during the Plan Year, based upon each such Participant's Considered Compensation paid by the Employer as compared to the Considered Compensation for all such Participants who are employed by the Employer.

         4.05 ALLOCATION OF GAINSHARING CONTRIBUTIONS. The Committee or its designee shall allocate the Gainsharing Contribution among Participants who are covered by the UAW Collective Bargaining Agreement in the manner required under the UAW Collective Bargaining Agreement.

         4.06 ALLOCATION OF FORFEITURES. At the time a forfeiture occurs pursuant to Article VIII or Section A.3.2 of Appendix A, the amount forfeited will first be used to reinstate any Account required to be reinstated under
Article VIII, and any remaining amount will be applied to reduce the Employer's obligation to make future Supplemental Contributions.

         4.07 VALUATION OF ACCOUNTS. A Participant's or former Participant's Accounts shall be valued by the Trustee at fair market value on each Valuation Date. The earnings and losses attributable to any asset in the Trust will be allocated solely to the Account of the Participant or former Participant on whose behalf the investment in the asset was made. In determining the fair market value of the Participant's or former Participant's Accounts, the Trustee shall utilize such sources of information as it may deem reliable including, but not limited to, stock market quotations, statistical evaluation services, newspapers of general circulation, financial publications, advice from investment counselors or brokerage firms, or any combination of sources which in the opinion of the Trustee will provide the price such assets were last traded at on a registered stock exchange; provided, however, that with respect to regulated investment company shares, the Trustee shall rely exclusively on information provided to it by the investment adviser to such funds.

         4.08 NO RIGHTS UNLESS OTHERWISE PRESCRIBED. No allocations, adjustments, credits, or transfers shall ever vest in any Participant or former Participant any right, title, or interest in the Trust except at the times and upon the terms and conditions set forth in the Plan.

                                    ARTICLE V

                                    BENEFITS

         5.01 RETIREMENT BENEFIT. Upon his Separation From Service, a Participant or former Participant is entitled to receive his Nonforfeitable Interest in his Account balances.

         5.02 DEATH BENEFIT. If a Participant or former Participant dies, the death benefit payable to his Beneficiary shall be the Participant's Nonforfeitable Interest in 100 percent of the remaining amount of his Account balances.

         5.03 FORM OF DISTRIBUTION. Any distribution under the Plan shall be made in the form of a cash lump sum. However, a Participant who accrued any benefits under the Decatur Plan has the right to elect to receive payments in the form of property instead of cash, but only with respect to his Decatur Plan account balances that were transferred to the Plan.

         5.04 DISTRIBUTION METHODS. Subject to Section 5.05, the distribution methods available under the Plan are (a) a lump sum payment and (b) periodic installment payments.

         If a Participant or former Participant elects periodic installments payments, his Account balances shall be paid in substantially equal monthly, quarterly, semi-annual or annual periodic installments (as elected by him) for a specified number of years which may not exceed his life expectancy or the joint and last survivor life expectancy of him and his Beneficiary. Life expectancies will be determined, under Regulations issued under section 79 of the Code, as of the time payments commence. If installments are elected, the Committee may direct that the Participant's or former Participant's interest in the Plan be segregated and invested separately. Upon the death of a Participant or former Participant prior to the complete distribution of his Account balances, his Beneficiary may elect to receive the Beneficiary's interest in the Account in
(a) an immediate lump sum cash payment or (b) installment payments for any period not in excess of the period (if any) selected by the Participant or former Participant.

         5.05 IMMEDIATE PAYMENT OF SMALL AMOUNT UPON SEPARATION FROM SERVICE. Each Participant or former Participant whose Nonforfeitable Interest in his Account balance at the time of a distribution to him on account of his Separation From Service is, in the aggregate, less than or equal to $5,000.00, shall be paid in the form of an immediate single sum cash payment and/or as a Direct Rollover, as elected by him under section 5.05. However, if a Distributee who is subject to this Section 5.04 does not furnish instructions in accordance with Plan procedures to directly roll over his Plan benefit within 45 days after he has been given direct rollover forms, he will be deemed to have elected to receive an immediate lump sum cash distribution of his entire Plan benefit. If a Participant's or former Participant's Nonforfeitable Interest in his Account balance payable upon his Separation From Service is zero (because he has no Nonforfeitable Interest in his Account balance), he will be deemed to receive an immediate distribution of his entire Nonforfeitable Interest in his Account balance.

         5.06 DIRECT ROLLOVER OPTION. To the extent required under Regulations, a Distributee has the right to direct that any portion of his Eligible Rollover Distribution will be directly paid to an Eligible Retirement Plan specified by him that will accept the Eligible Rollover Distribution.

         5.07 TIME OF DISTRIBUTION. Notwithstanding any other provision of the Plan, any benefit payable under the Plan shall be distributed in compliance with the following provisions:

              (a) DISTRIBUTION DEADLINES FOR PARTICIPANTS OR FORMER PARTICIPANTS WHO ARE 70 1/2 OR OLDER. If a Participant or former Participant attains 70 1/2, the Participant or former Participant must elect to receive the distribution required under section 401(a)(9) of the Code in one lump sum which must be paid by his Required Beginning Date.

              (b) DISTRIBUTION DEADLINE FOR DEATH BENEFITS. If a Participant or former Participant dies before the distribution of his Plan benefit has commenced, his entire interest shall be distributed within five years after his death.

              (c) LIMITATIONS ON DEATH BENEFITS. Benefits payable under the Plan shall not be provided in any form that would cause a Participant's or former Participant's death benefit to be more than incidental. Any distribution required to satisfy the incidental benefit requirement shall be considered a required distribution for purposes of section 401(a)(9) of the Code.

               (d) COMPLIANCE WITH SECTION 401(a)(9). All distributions under the Plan will be made in accordance with the requirements of section 401(a)(9) of the Code and all Regulations promulgated thereunder, including, effective January 1, 2001, Regulations that were proposed in January of 2001 (until final Regulations are issued) but not including Regulations that were proposed prior to January of 2001. The provisions of the Plan reflecting section 401(a)(9) of the Code override any distribution options in the Plan inconsistent with such Section.

               (e) COMPLIANCE WITH SECTION 401(a)(14). Unless the Participant or former Participant otherwise elects, the payment of benefits under the Plan to the Participant or former Participant will begin not later than the 60th day after the close of the Plan Year in which occurs the latest of (a) the date on which the Participant or former Participant attains the later of age 62 or Retirement Age, (b) the tenth anniversary of the year in which the Participant or former Participant commenced participation in the Plan, or (c) the Participant's or former Participant's Separation From Service.

         5.08 CONSENT TO DISTRIBUTION. Notwithstanding any other provision of the Plan, no benefit shall be distributed or commence to be distributed to a Participant or former Participant prior to his attainment of the later of age 62 or Retirement Age without his consent, unless the benefit is payable immediately under Section 5.05. Any such consent shall be valid only if given not more than 90 days prior to the Participant's or former Participant's Benefit Payment Date and after his receipt of the notice regarding benefits described in Section 5.09(a).

         5.09 INFORMATION PROVIDED TO PARTICIPANTS. Information regarding the form of benefits available under the Plan shall be provided to Participants or former Participants in accordance with the following provisions:

              (a) General Information. The Sponsor shall provide each Participant or former Participant with a written general explanation of the Participant's or former Participant's right, if any, to defer receipt of the distribution.

              (b) Time for Giving Notice. The written general explanation or description regarding any optional forms of benefit available under the Plan shall be provided to a Participant or former Participant no less than 30 days and no more than 90 days before his Benefit Payment Date unless he legally waives this requirement.

         5.10 DESIGNATION OF BENEFICIARY. Each Participant and former Participant has the right to designate and to revoke the designation of his Beneficiary or Beneficiaries. Each designation or revocation must be evidenced by a written document in the form required by the Committee, signed by the Participant or former Participant and filed with the Committee. If no designation is on file at the time of a Participant's or former Participant's death or if the Committee determines that the designation is ineffective, the designated Beneficiary shall be the Participant's or former Participant's Spouse, if living, or if not, the executor, administrator or other personal representative of the Participant's or former Participant's estate. If a Participant or former Participant is considered to be married under local law, his designation of any Beneficiary, other than his Spouse, shall not be valid unless the Spouse acknowledges in writing that the Spouse understands the effect of the Participant's or former Participant's beneficiary designation and consents to it. The consent must be to a specific Beneficiary. The written acknowledgement and consent must be filed with the Committee, signed by the Spouse and at least two witnesses, one of whom must be a member of the Committee or a notary public. However, if the Spouse cannot be located or there exist other circumstances as described in sections 401(a)(11) and 417(a)(2) of the Code, the requirement of the Participant's or former Participant's Spouse's acknowledgement and consent may be waived. If a Beneficiary other than the Participant's or former Participant's Spouse is named, the designation shall become invalid if the Participant or former Participant is later determined to be married under local law, the Participant's or former Participant's missing Spouse is located or the circumstances which resulted in the waiver of the requirement of obtaining the consent of his Spouse no longer exist.

         5.11 DISTRIBUTIONS TO MINORS AND INCAPACITATED PERSONS. If the Committee determines that any person to whom a payment is due a minor or is unable to care for his affairs because of physical or mental disability, it shall have the authority to cause the payments to be made to the Spouse, brother, sister or other person the Committee determines to have incurred, or to be expected to incur, expenses for that person unless a prior claim is made by a qualified guardian or other legal representative. The Committee and the Trustee shall not be responsible to oversee the application of those payments. Payments made pursuant to this power shall be a complete discharge of all liability under the Plan and the Trust and the obligations of the Employer, the Trustee, the Trust and the Committee.

         5.12 DISTRIBUTIONS PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS. The Committee will instruct the Trustee to pay benefits in accordance with the terms of any order that has been determined, in accordance with Plan procedures, to be a Qualified Domestic Relations Order. A Qualified Domestic Relations Order may require the payment of an immediate cash lump sum to an alternate payee even if the Participant or former Participant is not then entitled to receive an immediate payment of Plan benefits.

         5.13 CLAIMS PROCEDURE. When a benefit is due, the Participant, former Participant or Beneficiary should submit his claim to the person or office designated by the Committee to receive claims. Under normal circumstances, a final decision shall be made as to a claim within 90 days after receipt of the claim. If the Committee notifies the claimant in writing during the initial 90-day period, it may extend the period up to 180 days after the initial receipt of the claim. The written notice must contain the circumstances necessitating the extension and the anticipated date for the final decision. If a claim is denied during the claims period, the Committee must notify the claimant in writing. The denial must include the specific reasons for it, the Plan provisions upon which the denial is based, and the claims review procedure. If no action is taken during the claims period, the claim is treated as if it were denied on the last day of the claims period.

         If a Participant's, former Participant's or Beneficiary's claim is denied and he wants a review, he must apply to the Committee in writing. That application may include any comment or argument the claimant wants to make. The claimant may either represent himself or appoint a representative, either of whom has the right to inspect all documents pertaining to the claim and its denial. The Committee may schedule any meeting with the claimant or his representative that it finds necessary or appropriate to complete its review.

         The request for review must be filed within 60 days after the denial. If it is not, the denial becomes final. If a timely request is made, the Committee must make its decision, under normal circumstances, within 60 days of the receipt of the request for review. However, if the Committee notifies the claimant prior to the expiration of the initial review period, it may extend the period of review up to 120 days following the initial receipt of the request for a review. All decisions of the Committee must be in writing and must include the specific reasons for their action and the Plan provisions on which their decision is based. If a decision is not given to the claimant within the review period, the claim is treated as if it were denied on the last day of the review period.

                                   ARTICLE VI

                                      LOANS

         Except as specified below, the Committee may direct the Trustees to make loans to Participants (and Beneficiaries who are "parties in interest" within the meaning of ERISA) who have Nonforfeitable Interests in their Account balances. The Loan Committee established by the Committee will be responsible for administering the Plan loan program. All loans will comply with the following requirements:

              (a) All loans will be made solely from the Participant's or Beneficiary's Account.

              (b) Loans will be available on a nondiscriminatory basis to all Beneficiaries who are "parties in interest" within the meaning of ERISA, and to all Participants.

              (c) Loans will not be made for less than $1,000.00.

              (d) The maximum amount of a loan may not exceed the lesser of (A) $50,000.00 reduced by the person's highest outstanding loan balance from the Plan during the preceding one-year period, or (B) one-half of the person's Nonforfeitable Interest in his Account balance under the Plan determined as of the date on which the loan is approved by the Loan Committee.

              (e) Any loan from the Plan will be evidenced by a note or notes (signed by the person applying for the loan) having such maturity, bearing such rate of interest, and containing such other terms as the Loan Committee will require by uniform and nondiscriminatory rules consistent with this Article and proper lending practices.

              (f) All loans will bear a reasonable rate of interest which will be established by the Loan Committee. In determining the proper rate of interest to be charged, at the time any loan is made or renewed, the Loan Committee will contact at least two of the largest banks in the geographic location in which the Participant or Beneficiary resides to determine what interest rate the banks would charge for a similar loan taking into account the collateral offered.

              (g) Each loan will be fully secured by a pledge of the borrowing person's Nonforfeitable Interest in his Account balance. No more than 50 percent of the person's Nonforfeitable Interest in his Account balance (determined immediately after the origination of the loan) will be considered as security for any loan.

              (h) The term of the loan will not be less than 18 months. Generally, the term of the loan will not be more than five years. The Loan Committee may agree to a longer term (but not more than seven years) only if such term is otherwise reasonable and the proceeds of the loan are to be used to acquire a dwelling which will be used within a reasonable time (determined at the time the loan is made) as the principal residence of the borrowing person.

              (i) The loan agreement will require level amortization over the term of the loan. A Participant's loan agreement will also require that loan repayments be made through payroll deductions.

              (j) If a person fails to make a required payment within 30 days of the due date set forth in the loan agreement, the loan will be in default.

              (k) If a Participant or former Participant has an outstanding loan from the Plan at the time of his Separation From Service, the outstanding loan principal balance and any accrued but unpaid interest will become immediately due in full. The Participant or former Participant will have the right to immediately pay the Trustee that amount. If the Participant or former Participant fails to repay the loan, the Trustee will foreclose on the loan and the Participant will be deemed to have received a Plan distribution of the amount foreclosed upon. The Trustee will not foreclose upon a Participant's or former Participant's Salary Deferral Contribution Account or Catch-up Salary Deferral Contributions Account until the Participant's Separation From Service.

              (l) If a Beneficiary defaults on his loan, the Trustee will foreclose on the loan and the Beneficiary will be deemed to have received a Plan distribution of the amount foreclosed upon.

              (m) No amount that is pledged as collateral for a Plan loan to a Participant will be available for withdrawal before he has fully repaid his loan.

              (n) All interest payments made pursuant to the terms of the loan agreement will be credited to the borrowing person's Account and will not be considered as general earnings of the Trust Fund to be allocated to other Participants.

                                   ARTICLE VII

                            IN-SERVICE DISTRIBUTIONS

         7.01 IN-SERVICE FINANCIAL HARDSHIP DISTRIBUTIONS.

              (a) General. Prior to his Separation From Service, a Participant is entitled to receive a distribution from his Salary Deferral Contribution Account (except for income that was not credited to his Salary Deferral Account as of December 31, 1988), his Catch-up Salary Deferral Contribution Account (except for income credited to his Catch-up Salary Deferral Contribution Account), his Rollover Account, his Gainsharing Account, and his Nonforfeitable Interest in his Supplemental Contribution Account in the event of an immediate and heavy financial need incurred by the Participant and the Committee's determination that the withdrawal is necessary to alleviate that hardship.

              (b) Permitted Reasons For Financial Hardship Distributions. A distribution shall be made on account of financial hardship only if the distribution is for: (i) expenses for medical care described in section 213(d) of the Code previously incurred by the Participant, the Participant's Spouse, or any dependents of the Participant (as defined in section 152 of the Code) or necessary for these persons to obtain medical care described in section 213(d) of the Code, (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant, (iii) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his Spouse, children, or dependents (as defined in section 152 of the Code), (iv) payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence, or (v) any other event added to this list by the Commissioner of Internal Revenue. In addition to the foregoing reasons, a Participant who is employed by Temroc Metals, Inc. may receive a financial hardship distribution under this Section 7.01 to pay funeral or burial expenses for a Participant's Spouse or dependent child.

              (c) Amount. A distribution to satisfy an immediate and heavy financial need shall not be made in excess of the amount of the immediate and heavy financial need of the Participant and the Participant must have obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer. The amount of a Participant's immediate and heavy financial need includes any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the financial hardship distribution.

              (d) Suspension of Participation in Certain Benefit Programs. The Participant's hardship distribution shall terminate his right to have the Employer make any Salary Deferral Contributions on his behalf until the next time Salary Deferral Contributions are permitted after (1) the lapse of 12 months following the hardship distribution and (2) his timely filing of a written request to resume his Salary Deferral Contributions. In addition, for 12 months after he receives a hardship distribution from the Plan, the Participant is prohibited from making elective contributions and employee contributions to or under all other qualified and nonqualified plans of deferred compensation maintained by the Employer, including stock option plans, stock purchase plans and Code section 401(k) cash or deferred arrangements that are part


                                      VII-1
of cafeteria plans described in section 125 of the Code. However, the Participant is not prohibited from making contributions to a health or welfare benefit plan, including one that is part of a cafeteria plan within the meaning of section 125 of the Code.

              (e) Resumption of Salary Deferral Contributions. Effective for Plan Years that commence prior to January 1, 2002, when the Participant resumes Salary Deferral Contributions, he cannot have the Employer make any Salary Deferral Contributions in excess of the limit in section 402(g) of the Code for that taxable year reduced by the amount of Salary Deferral Contributions made by the Employer on the Participant's behalf during the taxable year of the Participant in which he received the hardship distribution.

              (f) Order of Distributions. Financial hardship distributions will be made in the following order: First withdrawals will be made from the Participant's Rollover Contribution Account, then from his Supplemental Contribution Account, then from his Gainsharing Contribution Account, then from his Salary Deferral Contribution Account, and finally, from his Catch-up Salary Deferral Contribution Account.

         7.02 IN-SERVICE DISTRIBUTIONS FOR CERTAIN PARTICIPANTS WHO HAVE ATTAINED AGE 59 1/2. Prior to his Separation From Service, a Participant who is at least age 59 1/2 is entitled to withdraw all or any portion of his Nonforfeitable Interest in amounts credited to his Accounts.

         7.03 METHOD OF PAYMENT. Any distribution made pursuant to this Article VII, will be paid in the form of a cash lump sum.


                                      VII-2

                                  ARTICLE VIII

                                     VESTING

         A Participant or former Participant has a fully Nonforfeitable Interest in his entire Account balance when he (a) incurs a Disability on or prior to the date of his Separation From Service, (b) attains his Normal Retirement Age on or prior to the date of his Separation From Service, or (c) incurs a Separation From Service due to death. A Participant or former Participant shall at all times have a fully Nonforfeitable Interest in amounts credited to his Salary Deferral Contribution Account, his Catch-up Salary Deferral Contribution Account, and his Rollover Account. A Participant or former Participant who, during his participation in the Plan, was included in a unit of employees covered by the UAW Collective Bargaining Agreement, shall at all times have a fully Nonforfeitable Interest in amounts credited to his Gainsharing Contribution Account. A Participant or former Participant who, during his participation in the Plan, was not included in a unit of employees covered by the UAW Collective Bargaining Agreement shall have a Nonforfeitable Interest in the following percentage of amounts credited to his Supplemental Contribution
Account:

Years of Active Service Completed by the
    Participant or Former Participant                                                        Vested Percentage
----------------------------------------                                                     -----------------
         Less than one.............................................................................   0

         One but less than two.....................................................................  20

         Two but less than three...................................................................  40

         Three but less than four..................................................................  60

         Four but less than five...................................................................  80

         Five or more.............................................................................. 100

         Subject to the possible application of Section 13.05, except as specified above, a Participant or former Participant has a Forfeitable interest in his Account balance and shall not be entitled to any benefits under the Plan upon or following his Separation From Service.


                                     VIII-1

                                   ARTICLE IX

                          FORFEITURES AND RESTORATIONS

         9.01 FORFEITURE ON TERMINATION OF PARTICIPATION.

              (a) If as a result of his Separation From Service a Participant or former Participant receives (or is deemed to receive under Section 5.05), a distribution of his entire Nonforfeitable Interest in the Plan not later than the end of the second Plan Year following the Plan Year in which his Separation From Service occurs, the remaining Forfeitable Interest in his Account balance will be immediately forfeited upon the distribution.

              (b) If a Participant or former Participant neither receives nor is deemed to receive a distribution as a result of his Separation From Service, the Participant's or former Participant's Forfeitable Interest in his Account balance will be permanently forfeited (with no right of reinstatement under Section 9.02) on the later of the date of his Separation From Service or the date on which he has incurred a Period of Severance of five consecutive years.

         9.02 RESTORATION OF FORFEITED AMOUNTS. If a Participant or former Participant who forfeited any portion of his Account balance pursuant to the provisions of Section 8.01 subsequently performs an Hour of Service, then the following provisions shall apply:

              (a) Repayment Requirement. The Participant's Account balance (unadjusted for gains or losses subsequent to the forfeiture) shall be restored if he repays to the Trustee the full amount of any distribution with respect to which the forfeiture arose prior to the earlier of (1) the date on which he incurs a Period of Severance of five years commencing after his distribution, or
(2) the fifth anniversary of the first date on which the Participant subsequently performs his first Hour of Service after his Separation From Service. A Participant who is deemed to have received a distribution under
Section 5.04 (because he had no Nonforfeitable Interest in his Account balance) will be deemed to have repaid his Account balance upon his reemployment if he is reemployed before the earlier of the dates specified in clauses (1) and (2) in the preceding sentence.

              (b) Amount Restored. The amount to be restored under the preceding provisions of this Section 9.02 shall be the dollar value of the Account balance, both the amount distributed and the amount forfeited. The Participant's Account balance shall be restored as soon as administratively practicable after the later of the date the Participant first performs an Hour of Service after his Separation From Service or the date on which any required repayment is completed.

              (c) No Other Basis for Restoration. Except as otherwise provided above, a Participant's Account balance shall not be restored after it has been forfeited pursuant to Section 9.01.

         9.03 FORFEITURES BY LOST PARTICIPANTS OR BENEFICIARIES. If a person who is entitled to a distribution cannot be located during a reasonable search after the Committee has initially attempted making payment, his Account balance shall be forfeited. However, if at any time prior to the termination of the Plan and the complete distribution of the Trust assets, the missing former Participant or Beneficiary files a claim with the Committee for the forfeited Account balance, that Account balance shall be reinstated (without adjustment for trust income or losses during the period of forfeiture) effective as of the date of the receipt of the claim.

         9.04 TRANSITION RULE FOR DECATUR PLAN PARTICIPANTS. Any Plan forfeitures occurring during or prior to the 1999 Plan Year that are attributable to persons who are or were employed by Nichols Aluminum-Alabama, Inc. will be allocated to the Supplemental Contribution Accounts of Participants who are Employees of Nichols Aluminum-Alabama, Inc. in the manner specified in the provisions of the Decatur Plan as in effective immediately prior to January 1, 1999. Any forfeitures that occur during the 2000 Plan Year or subsequent Plan Years will be applied as specified in the other provisions of this Article IX.

                                    ARTICLE X

                                 ACTIVE SERVICE

              10.01 GENERAL RULES. For purposes of determining an Employee's eligibility to participate in the Plan and his Nonforfeitable Interest in his Account balance, the Employee shall receive credit for Active Service commencing on the date he first performs an Hour of Service and ending on his Severance From Service Date. If such an Employee Severs Service, he shall recommence earning Active Service when he again performs an Hour of Service. If such an Employee performs an Hour of Service within twelve months after his Severance From Service Date, the intervening Period of Severance shall be counted as Active Service. When determining such an Employee's Active Service, all Periods of Service, whether or not completed consecutively, shall be aggregated on a per-day basis. In aggregating service for purposes of determining such an Employee's Nonforfeitable Interest in amounts credited to his Account, 365 days shall be counted as one year of Active Service. Except to the extent expressly provided otherwise in the Plan, such an Employee shall be granted credit for all Periods of Service with Affiliated Employers (including Periods of Service performed while the Employee is not eligible to participate in the Plan because he does not satisfy the requirements of Section 2.01).

              10.02 DISREGARD OF CERTAIN SERVICE. If such an Employee incurs a Separation From Service at a time when he does not have a Nonforfeitable Interest in a portion of his Supplemental Contribution Account balance and his Period of Severance continues for a continuous period of five years or more, the Period of Service completed by the Employee before the Period of Severance shall not be taken into account as Active Service, if his Period of Severance equals or exceeds his Period of Service, whether or not consecutive, completed before the Period of Severance.

              10.03 CERTAIN BRIEF ABSENCES COUNTED AS ACTIVE SERVICE. If an Employee performs an Hour of Service within 365 days after he Severs Service, the intervening Period of Severance shall be counted as a Period of Service.

              10.04 SPECIAL MATERNITY OR PATERNITY ABSENCE RULES. Except as specified below, the period of time between (a) the first anniversary of the first day of a Maternity or Paternity Absence of such an Employee and (b) the second anniversary of the first day of the absence shall not be counted as a Period of Severance or as Active Service. However, if the Employee returns to active employment with an Affiliated Employer prior to the expiration of twelve months following the earlier of (1) the date of his Separation From Service or
(2) the second anniversary of the first day of his Maternity or Paternity Absence, he shall be granted Active Service for the entire period of his Maternity or Paternity Absence.

              10.05 EMPLOYMENT RECORDS CONCLUSIVE. The employment records of the Employer shall be conclusive for all determinations of Active Service.

              10.06 SERVICE CREDIT REQUIRED BY LAW. An Employee will be granted credit for Active Service for time he is not actively performing services for an Affiliated Employer to the extent required under federal law. An Employee will be granted credit for Active Service for services performed for a predecessor employer to the extent required by section 414(a) of the Code and Regulations issued thereunder.

         10.07 CREDIT FOR SERVICE WITH ALUMI-BRITE CORPORATION. For purposes of determining an Employee's Active Service for eligibility to participate and vesting, his service with Alumi-Brite Corporation, an Illinois corporation, will be counted as Active Service under the Plan.

         10.08 CREDIT FOR SERVICE WITH FRUEHAUF TRAILER CORPORATION. For purposes of determining an Employee's Active Service for eligibility to participate and vesting, his service with Fruehauf Trailer Corporation, a Delaware corporation, will be counted as Active Service under the Plan.

         10.09 CREDIT FOR SERVICE WITH DECATUR ALUMINUM HOLDINGS CORP. AND ITS SUBSIDIARIES. For purposes of determining an Employee's Active Service for eligibility to participate and for purposes of determining an Employee's Nonforfeitable Interest in amounts credited to his Account, his service with Decatur Aluminum Holdings Corp., a Delaware corporation, and its wholly-owned subsidiaries will be counted as Active Service under the Plan.

         10.10 CREDIT FOR SERVICE WITH TEMROC METALS, INC. For purposes of determining an Employee's Active Service for eligibility to participate and for purposes of determining an Employee's Nonforfeitable Interest in amounts credited to his Account, his service with Temroc Metals, Inc., a Minnesota corporation, will be counted as Active Service under the Plan.

         10.11 SPECIAL TRANSITIONAL RULE. Any Eligible Employee who is covered by the Teamsters Collective Bargaining Agreement and who was an Employee prior to July 1, 1999 shall have his Active Service calculated under the provisions of the Plan in effect on June 30, 1999 if that method of calculating his Active Service is more beneficial for him than the method otherwise set out in this
Article X.

                                   ARTICLE XI

                              INVESTMENT ELECTIONS

         11.01 INVESTMENT FUNDS ESTABLISHED. It is contemplated that the assets of the Plan shall be invested in such categories of assets as may be determined from time to time by the Committee and announced and made available on an equal basis to all Participants and former Participants. In accordance with procedures established by the Committee, each Participant and former Participant may designate the percentage of his Account to be invested in each investment fund available under the Plan. Up to one hundred percent of the Trust assets may be invested in Sponsor Stock.

         11.02 ELECTION PROCEDURES ESTABLISHED. The Committee shall, from time to time, establish rules to be applied in a nondiscriminatory manner as to all matters relating to the administration of the investment of funds including, but not limited to, the following:

               (a) the percentage of a Participant's or former Participant's Account as it exists, from time to time, that may be transferred from one fund to another and the limitations based on amounts, percentages, time, or frequency, if any, on such transfers;

               (b) the percentage of a Participant's future contributions, when allocated to his Account, that may be invested in any one or more funds and the limitations based upon amounts, percentages, time, or frequency, if any, on such investments in various funds;

               (c) the procedures for making investment elections and changing existing investment elections;

               (d) the period of notice required for making investment elections and changing existing investment elections;

               (e) the handling of income and change of value in funds when funds are in the process of being transferred between investment funds and to investment funds; and

               (f) all other matters necessary to permit the orderly operation of investment funds within the Plan.

When the Committee changes any previous applicable rule, it shall state the effective time of the change and the procedures for complying with any such change. Any change shall remain effective until such date as stated in the change, or if none is stated, then until revoked or changed in a like manner.

                                  ARTICLE XII

                       ADOPTION OF PLAN BY OTHER EMPLOYERS

         12.01 ADOPTION PROCEDURE. Any business organization may, with the approval of the Board, adopt the Plan by:

               (a) a certified resolution or consent of the board of directors of the adopting Employer or an executed adoption instrument (approved by the board of directors of the adopting Employer) agreeing to be bound as an Employer by all the terms, conditions and limitations of the Plan except those, if any, specifically described in the adoption instrument; and

               (b) providing all information required by the Committee and the Trustee.

         12.02 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Employer shall become a part of the Plan. However, neither the adoption of the Plan and the Trust by an Employer nor any act performed by it in relation to the Plan and the Trust shall ever create a joint venture or partnership relation between it and any other Employer.

         12.03 ALL TRUST ASSETS AVAILABLE TO PAY ALL BENEFITS. The Accounts of Participants employed by the Employers that adopt the Plan shall be commingled for investment purposes. All assets in the Trust shall be available to pay benefits to all Participants employed by any Employer.

         12.04 QUALIFICATION A CONDITION PRECEDENT TO ADOPTION AND CONTINUED PARTICIPATION. The adoption of the Plan and the Trust by a business organization is contingent upon and subject to the express condition precedent that the initial adoption meets all statutory and regulatory requirements for qualification of the Plan and the exemption of the Trust that are applicable to it and that the Plan and Trust continue in operation to maintain their qualified and exempt status. In the event the adoption fails to initially qualify, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust assets applicable to the adoption shall be immediately returned to the adopting business organization and the adoption shall be void ab initio. In the event the adoption as to a given business organization later becomes disqualified and loses its exemption for any reason, the adoption shall fail retroactively for failure to meet the condition precedent and the portion of the Trust assets allocable to the adoption by that business organization shall be immediately spun off, retroactively as of the last date for which the Plan qualified, to a separate trust for its sole benefit and an identical but separate Plan shall be created, retroactively effective as of the last date the Plan as adopted by that business organization qualified, for the benefit of the Participants covered by that adoption.


                                     XII-1

                                  ARTICLE XIII

                            AMENDMENT AND TERMINATION

         13.01 RIGHT TO AMEND AND LIMITATIONS THEREON. The Sponsor has the sole right to amend the Plan. An amendment may be made by a certified resolution or consent of the Board, or by an instrument in writing executed by the appropriate officer of the Sponsor. The amendment must describe the nature of the amendment and its effective date. No amendment shall:

               (a) vest in an Employer any interest in the Trust;

               (b) cause or permit the Trust assets to be diverted to any purpose other than the exclusive benefit of the present, former or future Participants and their Beneficiaries except under the circumstances described in
Section 3.11;

               (c) decrease the Account of any Participant or former Participant, or eliminate an optional form of payment in violation of section 411(d)(6) of the Code; or

               (d) change the vesting schedule to one which would result in a Participant's or former Participant's Nonforfeitable Interest in his Account balance (determined as of the later of the date of the adoption of the amendment or of the effective date of the amendment) of any Participant or former Participant being less than his Nonforfeitable Interest computed under the Plan without regard to the amendment. If the Plan's vesting schedule is amended or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant or former Participant who has at least three years of Active Service as of the date of the amendment or change shall have his nonforfeitable percentage computed under the Plan without regard to the amendment or the change if that results in a higher Nonforfeitable Interest in his Account balance.

         Each Employer shall be deemed to have adopted any amendment made by the Sponsor unless the Employer notifies the Committee of its rejection in writing within 30 days after it receives a copy of the amendment. A rejection shall constitute a withdrawal from the Plan by that Employer unless the Sponsor acquiesces in the rejection.

         13.02 MANDATORY AMENDMENTS. The Contributions of each Employer to the Plan are intended to be:

               (a) deductible under the applicable provisions of the Code;

               (b) except as otherwise prescribed by applicable law, exempt from the Federal Social Security Act;

               (c) except as otherwise prescribed by applicable law, exempt from with- holding under the Code; and

               (d) excludable from any Employee's regular rate of pay, as that term is defined under the Fair Labor Standards Act of 1938, as amended.


                                     XIII-1

         The Sponsor shall make any amendment necessary to carry out this intention, and it may be made retroactively.

         13.03 WITHDRAWAL OF EMPLOYER. An Employer may withdraw from the Plan and the Trust if the Sponsor does not acquiesce in its rejection of an amendment or by giving written notice of its intent to withdraw to the Committee. The Committee shall then determine the portion of the Trust assets that is attributable to the Participants employed by the withdrawing Employer and shall notify the Trustee to segregate and transfer those assets to the successor trustee when it receives a designation of the successor from the withdrawing Employer.

         A withdrawal shall not terminate the Plan and the Trust with respect to the withdrawing Employer, if the Employer either appoints a successor trustee and reaffirms the Plan and the Trust as its new and separate plan and trust intended to qualify under section 401(a) of the Code, or establishes another plan and trust intended to qualify under section 401(a) of the Code.

         The determination of the Committee, in its sole discretion, of the portion of the Trust assets that is attributable to the Participants employed by the withdrawing Employer shall be final and binding upon all parties; and, the Trustee's transfer of those assets to the designated successor Trustee shall relieve the Trustee of any further obligation, liability or duty to the withdrawing Employer, the Participants employed by that Employer and their Beneficiaries, and the successor trustee.

         13.04 TERMINATION OF PLAN. The Sponsor may terminate the Plan and the Trust with respect to all Employers by executing and delivering to the Committee and the Trustee, a notice of termination, specifying the date of termination.

         13.05 PARTIAL OR COMPLETE TERMINATION OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS. Without regard to any other provision of the Plan, if there is a partial or total termination of the Plan (within the meaning of section 411 of the Code and Regulations thereunder) or there is a complete discontinuance of the Employer's Contributions (within the meaning of section 411 of the Code and Regulations thereunder), each of the affected Participants shall immediately have a fully Nonforfeitable Interest in his Account as of the end of the last Plan Year for which a substantial Employer Contribution was made and in any amounts later allocated to his Account. If the Employer then resumes making substantial Contributions at any time, the appropriate vesting schedule shall again apply to all amounts allocated to each affected Participant's Account beginning with the Plan Year for which they were resumed.


                                     XIII-2

                                   ARTICLE XIV

                                  MISCELLANEOUS

         14.01 PLAN NOT AN EMPLOYMENT CONTRACT. The maintenance of the Plan and the Trust is not a contract between any Employer and its Employees which gives any Employee the right to be retained in its employment. Likewise, it is not intended to interfere with the rights of any Employer to discharge any Employee at any time or to interfere with the Employee's right to terminate his employment at any time.

         14.02 BENEFITS PROVIDED SOLELY FROM TRUST. All benefits payable under the Plan shall be paid or provided for solely from the Trust. No Employer assumes any liability or responsibility to pay any benefit provided by the Plan.

         14.03 ASSIGNMENTS PROHIBITED. No principal or income payable or to become payable from the Trust Fund shall be subject to anticipation or assignment by a Participant, former Participant or Beneficiary to attachment by, interference with, or control of any creditor of a Participant, former Participant or Beneficiary; or to being taken or reached by any legal or equitable process in satisfaction of any debt or liability of a Participant, former Participant, or Beneficiary prior to its actual receipt by the Participant, former Participant or Beneficiary. Any attempted conveyance, transfer, assignment, mortgage, pledge, or encumbrance of any Trust assets, any part of it, or any interest in it by a Participant, former Participant or Beneficiary prior to distribution shall be void, whether that conveyance, transfer, assignment, mortgage, pledge, or encumbrance is intended to take place or become effective before or after any distribution of Trust assets or the termination of the Trust itself. The Trustee shall never under any circumstances be required to recognize any conveyance, transfer, assignment, mortgage, pledge or encumbrance by a Participant, former Participant, or Beneficiary of the Trust, any part of it, or any interest in it, or to pay any money or thing of value to any creditor or assignee of a Participant, former Participant or Beneficiary for any cause whatsoever. These prohibitions against the alienation of a Participant's Account shall not apply to a Qualified Domestic Relations Order or to a voluntary revocable assignment of benefits not in excess of ten percent of the amount of any payment from the Plan if such assignment complies with Regulations issued under section 401(a)(13) of the Code. Further, effective for judgments, orders and decrees issued, and settlement agreements entered into, on or after August 5, 1997, these prohibitions shall not apply to any offset of a Participant's or former Participant's benefits provided under a Plan against an amount that the Participant or former Participant is ordered or required to pay to the Plan if--(a) the order or requirement to pay arises--(1) under a judgment of conviction for a crime involving the Plan, (2) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with an alleged violation of part 4 of subtitle B of title I of ERISA, or (3) pursuant to a settlement agreement between the Secretary of Labor and the Participant or former Participant in connection with a violation (or alleged violation) of part 4 of subtitle B of ERISA by a fiduciary or any other person, and (b) the judgment, order, decree, or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's or former Participant's benefits provided under the Plan.



                                      XIV-1

         14.04 REQUIREMENTS UPON MERGER OR CONSOLIDATION OF PLANS. The Plan shall not merge or consolidate with or transfer any assets or liabilities to any other plan unless each Participant would receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

         14.05 GENDER OF WORDS USED. If the context requires it, words of one gender when used in the Plan shall include the other gender, and words used in the singular or plural shall include the other.

         14.06 SEVERABILITY. Each provision of this Agreement may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

         14.07 REEMPLOYED VETERANS. Effective January 12, 1994, the requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 will be complied with in the operation of the Plan in the manner permitted under section 414(u) of the Code.

         14.08 LIMITATIONS ON LEGAL ACTIONS. No person may bring an action pertaining to the Plan or Trust until he has exhausted his administrative claims and appeal remedies identified in Section 5.13. Further, no person may bring an action pertaining to a claim for benefits under the Plan or the Trust following 180 days after the Committee's final denial of his claim for benefits.

         14.09 GOVERNING LAW. The provisions of the Plan shall be construed, administered, and governed under the laws of the United States unless the specific matter in question is governed by state law in which event the laws of the State of Texas shall apply.


                                     XIV-2

         IN WITNESS WHEREOF, Quanex Corporation has caused this Agreement to be executed this 22nd day of February, 2002, in multiple counterparts, each of which shall be deemed to be an original, to be effective the 1st day of January, 1998, except for those provisions which have an earlier effective date provided by law, or as otherwise provided under applicable provisions of the Plan.



                                           QUANEX CORPORATION



                                           By  /s/ Viren M. Parikh
                                               -------------------

                                           Title:  Controller
                                                   ----------

                                   APPENDIX A

                  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS

                              PART A.1 DEFINITIONS

         DEFINITIONS. As used herein the following words and phrases have the meaning attributed to them below:

         A.1.1 "ACTUAL DEFERRAL PERCENTAGE" means, for a specified group of Employees for a Plan Year, the average of the ratios (calculated separately for each Employee in the group) of the amount of Salary Deferral Contributions actually paid into the Trust on behalf of the Employee for the Plan Year to the Employee's Annual Compensation for the Plan Year.

         A.1.2 "ACTUAL DEFERRAL RATIO" means the ratio of Salary Deferral Contributions actually paid into the Trust on behalf of an Employee for a Plan Year to the Employee's Annual Compensation for the same Plan Year. For this purpose, Annual Compensation for any portion of the Plan Year in which the Employee was not an eligible Employee (as defined in Section A.2.3) will not be taken into account.

         A.1.3 "ANNUAL ADDITIONS" means the sum of the following amounts credited on behalf of a Participant for the Limitation Year: (a) Employer contributions excluding Catch-up Salary Deferral Contributions and including Salary Deferral Contributions, (b) Employee after-tax contributions and (c) forfeitures. For this purpose, Employee contributions are determined without regard to any rollover contributions (as defined in sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code without regard to employee contributions to a simplified employee pension which are excludable from gross income under section 408(k)(6) of the Code). Excess 401(k) Contributions for a Plan Year are treated as Annual Additions for that Plan Year even if they are corrected through distribution. Excess Deferrals that are timely distributed as set forth in Section A.3.1 will not be treated as Annual Additions.

         A.1.4 "EXCESS AMOUNT" shall mean the excess of the Annual Additions credited to the Participant's Account for the Limitation Year over the Maximum Permissible Amount.

         A.1.5 "EXCESS 401(k) CONTRIBUTIONS" means, with respect to any Plan Year, the excess of (a) the aggregate amount of Salary Deferral Contributions actually paid to the Trustee on behalf of Highly Compensated Employees for the Plan Year over (b) the maximum amount of those contributions permitted under the limitations set out in the first sentence of Section A.2.3.

         A.1.6 "LIMITATION YEAR" shall mean the Plan Year. All qualified plans maintained by any Affiliated Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         A.1.7 "MAXIMUM PERMISSIBLE AMOUNT" means, for Limitation Years that commence prior to January 1, 2002, the lesser of (1) $30,000.00 as adjusted by the Secretary of Treasury for increases in the cost of living, or (2) 25 percent of the Participant's Annual Compensation for the Limitation Year. "Maximum Permissible Amount" means, for Limitation Years that commence on or after January 1, 2002, the lesser of (1) $40,000.00 as adjusted by the Secretary of Treasury for increases in the cost of living or (2) 100 percent of the Participant's Annual Compensation for the Limitation Year. The Annual Compensation limitation referred to in clauses (2) of the immediately preceding sentences shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or section 419A(f)(2) of the Code) that is otherwise treated as an Annual Addition under section 415(l)(1) or section 419A(d)(2) of the Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12-consecutive month period, the Maximum Permissible Amount shall not exceed the dollar limitation in effect under section 415(c)(1)(A) of the Code multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year, and the denominator of which is 12.

                     PART A.2 LIMITATIONS ON CONTRIBUTIONS

         A.2.1 LIMITATIONS BASED UPON DEDUCTIBILITY AND THE MAXIMUM ALLOCATION PERMITTED TO A PARTICIPANT'S ACCOUNT. Notwithstanding any other provision of the Plan, no Employer shall make any contribution that would be a nondeductible contribution within the meaning of section 4972 of the Code or that would cause the limitation on allocations to each Participant's Account under section 415 of the Code and Section A.4.1 to be exceeded.

         A.2.2 DOLLAR LIMITATION UPON SALARY DEFERRAL CONTRIBUTIONS. The maximum Salary Deferral Contribution that a Participant may elect to have made on his behalf during the Participant's taxable year may not, when added to the amounts deferred under other plans or arrangements described in sections 401(k), 408(k) and 403(b) of the Code, exceed $7,000 (as adjusted by the Secretary of Treasury). For purposes of applying the requirements of Section A.2.3, Excess Deferrals shall not be disregarded merely because they are Excess Deferrals or because they are distributed in accordance with this Section. However, Excess Deferrals made to the Plan on behalf of Non-Highly Compensated Employees are not to be taken into account under Section A.2.3.

         A.2.3 LIMITATION BASED UPON ACTUAL DEFERRAL PERCENTAGE. Effective for Plan Years commencing on or after January 1, 1997, the Actual Deferral Percentage for eligible Highly Compensated Employees for any Plan Year must bear a relationship to the Actual Deferral Percentage for all other eligible Employees for (1) the preceding Plan Year in the case of testing for Plan Years commencing on or after January 1, 1998, or (2) the current Plan Year in the case of testing for Plan Years commencing prior to January 1, 1998, which meets either of the following tests:

                  (a) the Actual Deferral Percentage of the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by 1.25; or

                  (b) the excess of the Actual Deferral Percentage of the eligible Highly Compensated Employees over that of all other eligible Employees is not more than two percentage points, and the Actual Deferral Percentage of the eligible Highly Compensated Employees is not more than the Actual Deferral Percentage of all other eligible Employees multiplied by two.

         For purposes of this test an eligible Employee is an Employee who is directly or indirectly eligible to make Salary Deferral Contributions for all or part of the Plan Year. A person who is suspended from making Salary Deferral Contributions because he has made a withdrawal is an eligible Employee. If no Salary Deferral Contributions are made for an eligible Employee, the Actual Deferral Ratio that shall be included for him in determining the Actual Deferral Percentage is zero. If the Plan and any other plan or plans which include cash or deferred arrangements are considered as one plan for purposes of section 401(a)(4) or 410(b) of the Code, the cash or deferred arrangements included in the Plan and the other plans shall be treated as one plan for purposes of this Section. If any Participant who is a Highly Compensated Employee is a participant in any other cash or deferred arrangements of the Employer, when determining the deferral percentage of such Participant, all such cash or deferred arrangements are treated as one plan for these dates.

         Notwithstanding the foregoing, effective for Plan Years commencing on or after January 1, 1998, an individual who is not a Highly Compensated Employee and who has not satisfied the minimum age and service requirements of section 410(a)(1)(A) of the Code will not be treated as an eligible Employee for purposes of this Section A.2.3 if the Sponsor elects to apply section 410(b)(4)(3) of the Code in determining whether the Plan meets the requirements of section 401(k)(3) of the Code.

         A Salary Deferral Contribution will be taken into account under the Actual Deferral Percentage test of section 401(k) of the Code and this Section for a Plan Year only if it relates to Considered Compensation that either would have been received by the Employee in the Plan Year (but for the deferral election) or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year (but for the deferral election). In addition, a Salary Deferral Contribution will be taken into account under the Actual Deferral Percentage test of section 401(k) of the Code and this Section for a Plan Year only if it is allocated to an Employee as of a date within that Plan Year. For this purpose a

Salary Deferral Contribution is considered allocated as of a date within a Plan Year if the allocation is not contingent on participation or performance of services after such date and the Salary Deferral Contribution is actually paid to the Trust no later than 12 months after the Plan Year to which the Salary Deferral Contribution relates.

         Failure to correct Excess 401(k) Contributions by the close of the Plan Year following the Plan Year for which they were made will cause the Plan's cash or deferred arrangement to be disqualified for the Plan Year for which the Excess 401(k) Contributions were made and for all subsequent years during which they remain in the Trust. Also, the Employer will be liable for a ten percent excise tax on the amount of Excess 401(k) Contributions unless they are corrected within 2 1/2 months after the close of the Plan Year for which they were made.

         For the Plan Year that commences on January 1, 1998, the Actual Deferral Percentage of persons who are not Highly Compensated Employees will be determined by taking into account only Salary Deferral Contributions for such persons that were taken into account for purposes of the actual deferral percentage test set forth in section 401(k) of the Code and this Section A.2.3 for the Plan Year that commenced on January 1, 1997.

         Notwithstanding any other provision of the Plan except the immediately following sentence, the Sponsor may if it so chooses, for any given Plan Year, apply the Actual Deferral Percentage test set forth in this Section A.2.3 separately with respect to one or more groups of Employees covered by separate collective bargaining agreements. Further, notwithstanding any other provision of the Plan, the Sponsor shall apply the Actual Deferral Percentage test set forth in this Section A.2.3 separately with respect to Employees who are covered by the Steelworkers Collective Bargaining Agreement.

           PART A.3 CORRECTION PROCEDURES FOR ERRONEOUS CONTRIBUTIONS

         A.3.1 EXCESS DEFERRAL FAIL SAFE PROVISION. As soon as practical after the close of each Plan Year, the Committee shall determine if there would be any Excess Deferrals. If there would be an Excess Deferral by a Participant, the Excess Deferral as adjusted by any earnings or losses, will be distributed to the Participant no later than April 15 following the Participant's taxable year in which the Excess Deferral was made. The income allocable to the Excess Deferrals for the taxable year of the Participant shall be determined by multiplying the income for the taxable year of the Participant allocable to Salary Deferral Contributions by a fraction. The numerator of the fraction is the amount of the Excess Deferrals made on behalf of the Participant for the taxable year. The denominator of the fraction is the Participant's total Salary Deferral Account balance as of the beginning of the taxable year plus the Participant's Salary Deferral Contributions for the taxable year.

         A.3.2 ACTUAL DEFERRAL PERCENTAGE FAIL SAFE PROVISION. As soon as practicable after the close of each Plan Year, the Committee shall determine whether the Actual Deferral Percentage for the Highly Compensated Employees would exceed the limitation set forth in Section A.2.3. If the limitation would be exceeded for a Plan Year, before the close of the following Plan Year the amount of Excess 401(k) Contributions for that Plan Year (and any income allocable to those contributions as calculated in the specific manner required by Section A.3.3) shall be distributed.

         The amount of Excess 401(k) Contributions to be distributed shall be determined in the following manner:

         First, the Plan will determine how much the Actual Deferral Ratio of the Highly Compensated Employee with the highest Actual Deferral Ratio would have to be reduced to satisfy the Actual Deferral Percentage Test or cause such Actual Deferral Ratio to equal the Actual Deferral Ratio of the Highly Compensated Employee with the next highest Actual Deferral Ratio. If a lesser reduction would enable the Plan to satisfy the Actual Deferral Percentage Test, only this lesser reduction may be made. Second, this process is repeated until the Actual Deferral Percentage Test is satisfied. The amount of Excess 401(k) Contributions is equal to the sum of these hypothetical reductions multiplied, in each case, by the Highly Compensated Employee's Annual Compensation.

         Then, effective for Plan Years that commence on or after January 1, 1997, the total amount of Excess 401(k) Contributions shall be distributed on the basis of the respective amounts attributable to each Highly Compensated Employee. The Highly Compensated Employees subject to the actual distribution are determined using the "dollar leveling method." The Salary Deferral Contributions of the Highly Compensated Employee with the greatest dollar amount of Salary Deferral Contributions are reduced by the amount required to cause that Highly Compensated Employee's Salary Deferral Contributions to equal the dollar amount of the Salary Deferral Contributions for the Plan Year of the Highly Compensated Employee with the next highest dollar amount. This amount is then distributed to the Highly Compensated Employee with the highest dollar amount. However, if a lesser reduction, when added to the total dollar amount already distributed under this Section A.3.2, would equal the total Excess 401(k) Contributions, the lesser reduction amount shall be distributed. This process shall be continued until the amount of the Excess 401(k) Contributions have been distributed.

         Any distributions of the Excess 401(k) Contributions for any Plan Year are to be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each Highly Compensated Employee. The amount of Excess 401(k) Contributions to be distributed for any Plan Year must be reduced by any excess Salary Deferral Contributions previously distributed for the taxable year ending in the same Plan Year.

         A.3.3 INCOME ALLOCABLE TO EXCESS 401(k) CONTRIBUTIONS. The income allocable to Excess 401(k) Contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to Salary Deferral Contributions by a fraction. The numerator of the fraction shall be the amount of Excess 401(k) Contributions made on behalf of the Participant for the Plan Year. The denominator of the fraction shall be the Participant's total Account balance attributable to Salary Deferral Contributions as of the beginning of the Plan Year plus the Participant's Salary Deferral Contributions for the Plan Year.

                       PART A.4 LIMITATION ON ALLOCATIONS

         A.4.1 BASIC LIMITATION ON ALLOCATIONS. The Annual Additions which may be credited to a Participant's Accounts under the Plan for any Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's Account for the same Limitation Year under any other qualified defined contribution plans maintained by any Affiliated Employer. If the Annual Additions with respect to the Participant under such other qualified defined contribution plans are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Participant's Accounts under the Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated under the Plan will be reduced so that the Annual Additions under all qualified defined contribution plans maintained by any Affiliated Employer for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other qualified defined contribution plans maintained by any Affiliated Employer in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under the Plan for the Limitation Year. Effective as of January 1, 1987, until January 1, 2000 (the effective date of the repeal of section 415(e) of the Code) a permanent adjustment shall be made to the defined contribution fraction for purposes of applying the limitation of section 415(e) of the Code to the Plan. The adjustment is to permanently subtract from the defined contribution numerator an amount equal to the product of (1) the sum of the defined contribution fraction plus the defined benefit fraction as of the determination date minus one, times
(2) the denominator of the defined contribution fraction as of the determination date. For this purpose, the determination date is December 31, 1986. Both fractions in clauses (1) and (2) above are computed in accordance with section 415 of the Code as amended by the Tax Reform Act of 1986 and section 1106(i)(3) of the Tax Reform Act of 1986.

         A.4.2 ESTIMATION OF MAXIMUM PERMISSIBLE AMOUNT. Prior to determining the Participant's actual Annual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount on the basis of a reasonable estimation of the Participant's Annual Compensation for such Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Annual Compensation for such Limitation Year.

         A.4.3 ATTRIBUTION OF EXCESS AMOUNTS. If a Participant's Annual Additions under the Plan and all other qualified defined contribution plans maintained by any Affiliated Employer result in an Excess Amount, the total Excess Amount shall be attributed to the Plan.

         A.4.4 TREATMENT OF EXCESS AMOUNTS. If an Excess Amount attributed to the Plan is held or contributed as a result of or because of (i) the allocation of forfeitures, (ii) reasonable error in estimating a Participant's Considered Compensation, (iii) reasonable error in calculating the maximum Salary Deferral Contribution that may be made with respect to a Participant under section 415 of the Code or (iv) any other facts and circumstances which the Commissioner of Internal Revenue finds to be justified, the Excess Amount shall be reduced as follows:

                  (a) First, the Excess Amount shall be reduced to the extent necessary by distributing to the Participant all Salary Deferral Contributions together with their earnings. These distributed amounts are disregarded for purposes of the testing and limitations contained in this Appendix A.

                  (b) Second, if the Participant is still employed by the Employer at the end of the Limitation Year, then such Excess Amounts shall not be distributed to the Participant, but shall be reallocated to a suspense account and shall be reapplied to reduce future Employer Contributions (including any allocation of forfeitures) under the Plan for such Participant in the next Limitation Year, and for each succeeding Limitation Year, if necessary.

                  (c) If, after application of paragraph (b) of this Section, an Excess Amount still exists, and the Participant is not still employed by the Employer at the end of the Limitation Year, then such Excess Amounts in the Participant's Accounts shall not be distributed to the Participant, but shall be reallocated to a suspense account and shall be reapplied to reduce future Employer Contributions (including allocation of any forfeitures), for all remaining Participants in the next Limitation Year and each succeeding Limitation Year if necessary.

                  (d) If a suspense account is in existence at any time during the Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust Fund's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer Contribution may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or former Participants. If the Plan is terminated while a suspense account described in this
         Section is in existence, the amount in such suspense account shall revert to the Employer(s) to which it is attributable.

                                   APPENDIX B

                           ADMINISTRATION OF THE PLAN

         B.1 APPOINTMENT, TERM, RESIGNATION, AND REMOVAL. The Board shall appoint a Committee of not less than two persons, the members of which shall serve until their resignation, death, or removal. The Sponsor shall notify the Trustee in writing of its composition from time to time. Any member of the Committee may resign at any time by giving written notice of such resignation to the Sponsor. Any member of the Committee may be removed by the Board, with or without cause. Vacancies in the Committee arising by resignation, death, removal, or otherwise shall be filled by such persons as may be appointed by the Board.

         B.2 POWERS. The Committee shall have exclusive responsibility for the administration of the Plan, according to the terms and provisions of this document, and shall have all powers necessary to accomplish such purposes, including, but not by way of limitation, the right, power, and authority:

                  (a) to make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions thereof, provided such rules and regulations are evidenced in writing;

                  (b) to construe all terms, provisions, conditions, and limitations of the Plan; and its construction thereof made in good faith and without discrimination in favor of or against any Participant or former Participant shall be final and conclusive on all parties at interest;

                  (c) to correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan in such manner and to such extent as it shall deem expedient to carry the Plan into effect for the greatest benefit of all parties at interest, and its judgment in such matters shall be final and conclusive as to all parties at interest;

                  (d) to select, employ, and compensate from time to time such consultants, actuaries, accountants, attorneys, and other agents and employees as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan, and any agent, firm, or employee so selected by the Committee may be a disqualified person, but only if the requirements of section 4975(d) of the Code have been met;

                  (e) to resolve all questions relating to the eligibility of Employees to become Participants, and to determine the period of Active Service and the amount of Considered Compensation upon which the benefits of each Participant shall be calculated;

                  (f) to resolve all controversies relating to the administration of the Plan, including but not limited to (1) differences of opinion arising between the Employer and a Participant or former Participant, and (2) any questions it deems advisable to determine in order to promote the uniform and nondiscriminatory administration of the Plan for the benefit of all parties at interest;

                  (g) to direct and instruct or to appoint an investment manager or managers which would have the power to direct and instruct the Trustee in all matters relating to the preservation, investment, reinvestment, management, and disposition of the Trust assets; provided, however, that the Committee shall have no authority that would prevent the Trustee from being an "agent independent of the issuer," as that term is defined in Rule 10b-18 promulgated under the Securities Exchange Act of 1934, at any time that the Trustee's failure to maintain such status would result in the Sponsor or any other person engaging in a "manipulative or deceptive device or contrivance" under the provisions of Rule 10b-6 of such Act;

                  (h) to direct and instruct the Trustee in all matters relating to the payment of Plan benefits and to determine a Participant's or former Participant's entitlement to a benefit should he appeal a denial of his claim for a benefit or any portion thereof; and

                  (i) to delegate such of its clerical and recordation duties under the Plan as it may deem necessary or advisable for the proper and efficient administration of the Plan.

         B.3 ORGANIZATION. The Committee shall select from among its members a chairman, who shall preside at all of its meetings, and shall select a secretary, without regard as to whether that person is a member of the Committee, who shall keep all records, documents, and data pertaining to its supervision of the administration of the Plan.

         B.4 QUORUM AND MAJORITY ACTION. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present at any meeting will decide any question brought before that meeting. In addition, the Committee may decide any question by a vote, taken without a meeting, of a majority of its members.

         B.5 SIGNATURES. The chairman, the secretary, and any one or more of the members of the Committee to which the Committee has delegated the power, shall each, severally, have the power to execute any document on behalf of the Committee, and to execute any certificate or other written evidence of the action of the Committee. The Trustee, after being notified of any such delegation of power in writing, shall thereafter accept and may rely upon any document executed by such member or members as representing the action of the Committee until the Committee files with the Trustee a written revocation of that delegation of power.

         B.6 DISQUALIFICATION OF COMMITTEE MEMBERS. A member of the Committee who is also a Participant of the Plan shall not vote or act upon any matter relating solely to himself.

         B.7 DISCLOSURE TO PARTICIPANTS. The Committee shall make available to each Participant, former Participant, and Beneficiary for his examination such records, documents, and other data as are required under ERISA, but only at reasonable times during business hours. No Participant, former Participant, or Beneficiary shall have the right to examine any data or records reflecting the compensation paid to any other Participant, former Participant, or Beneficiary, and the Committee shall not be required to make any data or records available other than those required by ERISA.

         B.8 STANDARD OF PERFORMANCE. The Committee and each of its members shall use the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in conducting his business as the administrator of the Plan; shall, when exercising its power to direct investments, diversify the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and shall otherwise act in accordance with the provisions of the Plan and ERISA.

         B.9 LIABILITY OF ADMINISTRATIVE COMMITTEE AND LIABILITY INSURANCE. No member of the Committee shall be liable for any act or omission of any other member of the Committee, the Trustee, any investment manager, or any Participant or former Participant who directs the investment of his Account or other agent appointed by the Committee except to the extent required by the terms of ERISA, and any other applicable state or federal law, which liability cannot be waived. No Participant of the Committee shall be liable for any act or omission on his own part except to the extent required by the terms of ERISA, and any other applicable state or federal law, which liability cannot be waived. In this connection, each provision hereof is severable and if any provision is found to be void as against public policy, it shall not affect the validity of any other provision hereof.

         Further, it is specifically provided that the Trustee may, at the direction of the Committee, purchase out of the Trust assets insurance for the members of the Committee and any other fiduciaries appointed by the Committee, and for the Trust itself to cover liability or losses occurring by reason of the act or omission of any one or more of the members of the Committee or any other fiduciary appointed by them under the Plan, provided such insurance permits recourse by the insurer against the members of the Committee or the other fiduciaries concerned in the case of a breach of a fiduciary obligation by one or more members of the Committee or other fiduciary covered thereby.

         B.10 BONDING. No member of the Committee shall be required to give bond for the performance of his duties hereunder unless required by a law which cannot be waived.

         B.11 COMPENSATION. The Committee shall serve without compensation for their services, but shall be reimbursed by the Employers for all expenses properly and actually incurred in the performance of their duties under the Plan unless the Employers elect to have such expenses paid out of the Trust assets.

         B.12 PERSONS SERVING IN DUAL FIDUCIARY ROLES. Any person, group of persons, corporations, firm, or other entity may serve in more than one fiduciary capacity with respect to the Plan, including the ability to serve both as a successor trustee and as a member of the Committee.

         B.13 ADMINISTRATOR. For all purposes of ERISA, the administrator of the Plan within the meaning of ERISA shall be the Sponsor. The Sponsor shall have final responsibility for compliance with all reporting and disclosure requirements imposed with respect to the Plan under any federal or state law, or any regulations promulgated thereunder.

         B.14 NAMED FIDUCIARY. The members of the Committee shall be the "named fiduciary" for purposes of section 402(a)(1) of ERISA, and as such shall have the authority to control and manage the operation and administration of the Plan, except to the extent such authority and control is allocated or delegated to other parties pursuant to the terms of the Plan.

         B.15 STANDARD OF JUDICIAL REVIEW OF COMMITTEE ACTIONS. The Committee has full and absolute discretion in the exercise of each and every aspect of its authority under the Plan, including without limitation, the authority to determine any person's right to benefits under the Plan, the correct amount and form of any such benefits; the authority to decide any appeal; the authority to review and correct the actions of any prior administrative committee; and all of the rights, powers, and authorities specified in this Appendix and elsewhere in the Plan. Notwithstanding any provision of law or any explicit or implicit provision of this document, any action taken, or ruling or decision made, by the Committee in the exercise of any of its powers and authorities under the Plan will be final and conclusive as to all parties other than the Sponsor or Trustee, including without limitation all Participants, former Participants and Beneficiaries, regardless of whether the Committee or one or more members thereof may have an actual or potential conflict of interest with respect to the subject matter of such action, ruling, or decision. No such final action, ruling, or decision of the Committee will be subject to de novo review in any judicial proceeding; and no such final action, ruling, or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue.

         B.16 INDEMNIFICATION OF COMMITTEE BY THE SPONSOR. The Sponsor shall indemnify and hold harmless the Committee, the Committee members, and any persons to whom the Committee has allocated or delegated its responsibilities in accordance with the provisions hereof, as well as any other fiduciary who is also an officer, director, or Employee of an Employer, and hold each of them harmless from and against all claims, loss, damages, expense, and liability arising from their responsibilities in connection with the administration of the Plan which is not otherwise paid or reimbursed by insurance, unless the same shall result from their own willful misconduct.

                                   APPENDIX C

                                     FUNDING

         C.1 BENEFITS PROVIDED SOLELY BY TRUST. All benefits payable under the Plan shall be paid or provided for solely from the Trust, and the Employer assumes no liability or responsibility therefor.

         C.2 FUNDING OF PLAN. The Plan shall be funded by one or more separate Trusts. If more than one Trust is used, each Trust shall be designated by the name of the Plan followed by a number assigned by the Committee at the time the Trust is established.

         C.3 INCORPORATION OF TRUST. Each Trust is a part of the Plan. All rights or benefits which accrue to a person under the Plan shall be subject also to the terms of the agreements creating the Trust or Trusts and any amendments to them which are not in direct conflict with the Plan.

         C.4 AUTHORITY OF TRUSTEE. Each Trustee shall have full title and legal ownership of the assets in the separate Trust which, from time to time, is in his separate possession. No other Trustee shall have joint title to or joint legal ownership of any asset in one of the other Trusts held by another Trustee. Each Trustee shall be governed separately by the trust agreement entered into between the Employer and that Trustee and the terms of the Plan without regard to any other agreement entered into between any other Trustee and the Employer as a part of the Plan.

         C.5 ALLOCATION OF RESPONSIBILITY. To the fullest extent permitted under section 405 of ERISA, the agreements entered into between the Employer and each of the Trustees shall be interpreted to allocate to each Trustee its specific responsibilities, obligations and duties so as to relieve all other Trustees from liability either through the agreement, Plan or ERISA, for any act of any other Trustee which results in a loss to the Plan because of his act or failure to act.

         C.6 TRUSTEE'S FEES AND EXPENSES. The Trustee shall receive for its services as Trustee hereunder the compensation which from time to time may be agreed upon by the Sponsor and the Trustee. All of such compensation, together with the expenses incurred by the Trustee in connection with the administration of this Trust, including fees for legal services rendered to the Trustee, all other charges and disbursements of the Trustee, and all other expenses of the Plan shall be charged to and deducted from the Trust Fund, unless the Sponsor elects in writing to have any part or all of such compensation, expenses, charges, and disbursements paid directly by the Sponsor. The Trustee shall deduct from and charge against the Trust assets any and all taxes paid by it which may be levied or assessed upon or in respect of the Trust hereunder or the income thereof, and shall equitably allocate the same among the several Participants and former Participants.


                                      C-1